UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

U.S. Silica Holdings, Inc.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CHARLES W. SHAVER	U.S. Silica Holdings, Inc. 24275 Katy Freeway Suite 600 Katy, TX 77494
Chairman of the Board

BRYAN A. SHINN
Chief Executive Officer

March 26, 2020

Dear Fellow Stockholder:

We invite you to attend our Annual Meeting of Stockholders to be held on Thursday, May 7, 2020 at 9:00 a.m., Central Time, at The St. Regis Hotel, 1919 Briar Oaks Lane, Houston, TX 77027. We are currently monitoring the emerging public health impact of the coronavirus outbreak (COVID-19) and we may give notice in the future that the location of our Annual Meeting of Stockholders may change or we may hold the meeting in a virtual meeting format only. We will issue a press release no less than 10 days before the meeting date if the location or format of the meeting is changed. Our Proxy Statement for the annual meeting and our 2019 annual report accompany this letter.

The Notice of Annual Meeting of Stockholders and the Proxy Statement describe the items of business to be considered at the meeting. Please consider the items presented and vote your shares as promptly as possible.

We are utilizing a Securities and Exchange Commission rule that permits us to furnish proxy materials to stockholders over the Internet. We have delivered to our stockholders a Notice of Internet Availability of Proxy Materials, which indicates how to access our proxy materials on the Internet. By furnishing this Notice of Internet Availability of Proxy Materials in lieu of mailing our proxy materials, we are lowering the delivery costs and reducing the environmental impact of the meeting. If you prefer a paper copy of the proxy materials, you may request one by following the procedure set forth in the Notice of Internet Availability of Proxy Materials.

Your vote is important. Whether or not you plan to attend the Annual Meeting of Stockholders, please vote your shares by proxy via Internet, telephone or mail to ensure that your vote is counted. If you hold your shares through an account with a broker, bank or other nominee, please follow the instructions you receive from that nominee to vote your shares.

Thank you for your continued support of U.S. Silica.

Sincerely,

Charles W. Shaver	Bryan A. Shinn
Chairman of the Board	Chief Executive Officer

U.S. Silica Holdings, Inc.
24275 Katy Freeway, Suite 600, Katy, TX 77494

Notice of Annual Meeting of Stockholders

Date and Time

Thursday, May 7, 2020 at 9:00 a.m. Central Time

Place

The St. Regis Hotel
1919 Briar Oaks Lane
Houston, Texas

Record Date

March 9, 2020

YOUR VOTE IS IMPORTANT
Even if you plan to attend the Annual Meeting in person, we encourage you to vote in advance by:
visiting www.proxyvote.com
mailing your signed proxy card or voting instruction form
calling toll-free from the United States, U.S. territories and Canada to 1-800-690-6903

Items to be Voted

■	Election of seven director nominees named in this Proxy Statement;
■	Advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement;
■	Advisory vote on the frequency of future advisory votes on executive compensation;
■	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2020;
■	Approval of our Second Amended and Restated 2011 Incentive Compensation Plan; and
■	Transaction of any other business that properly comes before the meeting, or any postponement or adjournment thereof.

The Board of Directors recommends a vote “FOR” each of the seven director nominees; approval of the compensation of our named executive officers; ratification of the appointment of our independent registered public accounting firm; approval of our Second Amended and Restated 2011 Incentive Compensation Plan, and a vote of “ONE YEAR” for the frequency of future advisory votes on executive compensation.

We discuss the above business matters in more detail in this Proxy Statement.

Only holders of record of our common stock at the close of business on March 9, 2020 will be entitled to vote. If you plan to attend the Annual Meeting in person, please note the admission procedures set forth in this Proxy Statement. We are currently monitoring the emerging public health impact of the coronavirus outbreak (COVID-19) and we may give notice in the future that the location of our Annual Meeting of Stockholders may change or we may hold the meeting in a virtual meeting format only. We will issue a press release no less than 10 days before the meeting date if the location or format of the meeting is changed.

Stacy Russell
Senior Vice President, General Counsel & Corporate Secretary

March 26, 2020

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 7, 2020:
The Proxy Statement and 2019 Annual Report are available at www.proxyvote.com and https://ussilica.gcs-web.com/annual-reports.

PROXY SUMMARY

Annual Meeting of Stockholders

Date and Time:	Thursday, May 7, 2020 9:00AM, Central Time
Place:	The St. Regis Hotel 1919 Briar Oaks Lane Houston, Texas
Record Date:	March 9, 2020

Only stockholders of record at the close of business on March 9, 2020 (the “Record Date”), will be entitled to vote at the Annual Meeting. As of the Record Date we had 73,755,692 shares outstanding. We initiated delivery of these Proxy Materials to stockholders on March 26, 2020.

We are currently monitoring the emerging public health impact of the coronavirus outbreak (COVID-19) and we may give notice in the future that the location of our Annual Meeting of Stockholders may change or we may hold the meeting in a virtual meeting format only. We will issue a press release no less than 10 days before the meeting date if the location or format of the meeting is changed.

About U.S. Silica

We are a global performance materials company and a leading producer of commercial silica used in a wide range of industrial applications and in the oil and gas industry. During our 120-year history, we have developed core competencies in mining, processing, logistics and materials science that enable us to produce and cost-effectively deliver over 400 diversified product types to customers across our end markets. Our wholly-owned subsidiaries include EP Minerals and SandBox Logistics. EP Minerals is an industry leader in the production of products derived from diatomaceous earth, perlite, engineered clays, and non-activated clays. SandBox Logistics is a state-of-the-art leader in proppant storage, handling and well-site delivery, dedicated to making proppant logistics cleaner, safer and more efficient. As of December 31, 2019, we operated 25 production facilities across the United States. We control 527 million tons of reserves of commercial silica, which can be processed to make 202 million tons of finished products that meet American Petroleum Institute frac sand specifications, and 59 million tons of reserves of diatomaceous earth, perlite, and clays.

We maintain an on-going commitment to research and business development efforts in order to enhance our existing products, develop new products, increase our presence and market share in certain specialty products end markets, and allow us to enter new markets.

With over 2,100 employees world-wide, we operate on a platform of ethics, safety and sustainability. As we change and grow, our core values remain constant:

■	We ensure the safety of our people and the environment.
■	We act with honesty and integrity.
■	We treat each other with respect and dignity.
■	We operate in our communities as good neighbors.

Many of these efforts are described in our Corporate Sustainability Report which we expect to publish annually during the second quarter. Please visit our website at: www.ussilica.com/why-us-silica/sustainability.

    2020 Proxy Statement  |  1

PROXY SUMMARY

Oil & Gas Plants
ISP Plants
Transloads
Sandbox
Offices

Corporate Governance Highlights

Director Independence	Stock Ownership Guidelines	Regular Independent Directors Executive Sessions
Limits on Board Service	Board Diversity	Director Communication
Succession Planning	Crisis & Risk Management Planning	Board Evaluation

Executive Compensation Highlights

We seek to apply a consistent philosophy to compensation for all executive officers and to pay EQUITABLY, COMPETITIVELY, and on PERFORMANCE.

What We Do
✔	Clawback Policy
✔	Stock Ownership Guidelines
✔	Independent Compensation Consultant
✔	Double Trigger Change in Control
✔	Compensation Risk Assessment
✔	Minimum Award Vesting Period
What We DON'T Do
✘	No Excessive Perquisites
✘	No Guaranteed Bonus
✘	No Pension Plan
✘	No Special Tax Gross-ups
✘	No Option Repricing, Reloads or Buyouts
✘	No Hedging

2  |      2020 Proxy Statement

PROXY SUMMARY

Voting Matters

The following table summarizes the proposals to be considered at the Annual Meeting and the Board’s voting recommendation for each proposal.

Proposal		Board Recommendation
#1	Election of Directors	FOR each nominee
#2	Advisory Vote to Approve Executive Compensation (Say-on-Pay)	FOR
#3	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation (Say-When-on-Pay)	ONE YEAR
#4	Ratification of Grant Thornton LLP as Independent Registered Public Accounting Firm for Fiscal Year 2020	FOR
#5	Approval of our Second Amended and Restated 2011 Incentive Compensation Plan	FOR

Below are the proposals to be presented for voting during the U.S. Silica Holdings, Inc. (“we,” “us,” “our,” the “Company” or “U.S. Silica”) Annual Meeting of Stockholders on Thursday, May 7, 2020 (the “Annual Meeting”).

Proposal No. 1: Election of Directors

Each of the seven current members of our Board of Directors (referred to as the “Board of Directors” or the “Board”) (i) has been nominated by the Board for election as a director at the Annual Meeting to serve until the 2021 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or if earlier, upon his or her death, resignation or removal, and (ii) has agreed to serve if elected. However, if for some reason one of them is unable or unwilling to serve, your proxy will vote for the election of another director nominee, unless the Board reduces the total number of directors on the Board. Biographical information, including a discussion of specific experience, qualifications, attributes and skills for each of the nominees, and other information about them, is presented beginning on page 6. The Board recommends a vote “FOR” each director nominee. See Proposal No. 1 starting on page 5.

Proposal No. 2: Advisory Vote to Approve Executive Compensation

This proposal is to approve the compensation of our named executive officers (referred to as “named executive officers” or “NEOs”) as disclosed in this Proxy Statement. See Proposal No. 2 on page 17. The Board recommends a vote “FOR” this proposal.

Proposal No. 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

This proposal is to approve how often we ask our stockholders to cast advisory votes on the compensation of our NEOs. The voting options include annual votes, votes every two years, or votes every three years. See Proposal No. 3 on page 18. The Board recommends a vote of “ONE YEAR” for this proposal.

Proposal No. 4: Ratification of Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for 2020

This proposal is to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2020. See Proposal No. 4 on page 48. The Board recommends a vote “FOR” this proposal.

Proposal No. 5: Approval of our Second Amended and Restated 2011 Incentive Compensation Plan

This proposal is to approve the adoption of our Second Amended and Restated 2011 Incentive Compensation Plan (the “Plan”). Our Board approved the Plan subject to stockholder approval. See Proposal No. 5 on page 51. The Board recommends a vote “FOR” this proposal.

    2020 Proxy Statement  |  3

PROXY SUMMARY

Other Business Matters

The Board is not aware of any other business to come before the Annual Meeting. However:

■	if any of the persons nominated to serve as a director is unable or unwilling to serve and the Board designates a substitute nominee, or
■	if any matters concerning the conduct of the meeting are properly presented for action,

then stockholders present at the meeting may vote on such items. If your shares are represented by proxy at the Annual Meeting, your proxy will vote your shares on any such business as recommended by the Board or, if no recommendation is given, using his discretion.

4  |      2020 Proxy Statement

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Directors will be elected if the number of votes cast “for” a director nominee exceeds the number of votes cast “against” that nominee, assuming a quorum is present. Abstentions and broker non-votes have no effect on this proposal, except they will be counted as having been present for purposes of determining the presence of a quorum at the Annual Meeting.

If any director nominee who is a current director is not re-elected at the Annual Meeting by the standard set forth above, under Delaware law the director would continue to serve on the Board as a “holdover director” until the director’s successor is elected. However, we have implemented a majority voting standard in our Corporate Governance Guidelines (“Guidelines”), so any director who does not receive a majority of the votes cast at the Annual Meeting is expected to tender his or her resignation to the Board. The Nominating & Governance Committee would then act on an expedited basis to determine whether to accept the director’s resignation and would submit such recommendation for prompt consideration by the Board. A director who tenders a resignation will not participate in the Board’s decision.

✓
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES. IF NOT OTHERWISE SPECIFIED, PROPERLY SIGNED AND SUBMITTED PROXIES WILL BE VOTED FOR EACH OF THE NOMINEES. IF YOU FAIL TO PROPERLY SUBMIT YOUR PROXY CARD, YOUR SHARES WILL NOT BE VOTED ON THIS PROPOSAL

    2020 Proxy Statement  |  5

PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR NOMINEES

The Board has determined that its current composition provides a balanced mix of expertise, including with respect to the energy and logistics sectors, public company management, financial acumen and other expertise and diversity of ideas. The Board also believes the nominees together provide the appropriate range and balance regarding director tenure. The Board believes that each director nominee possesses the leadership, experience, qualifications, attributes and skills to make significant contributions to the Board, our stockholders and the Company as whole. Additionally, the information detailed below specifies each nominee’s experience, qualifications, attributes and skills the Board considered in concluding that the nominee should serve as a director. There are no family relationships between any of our executive officers or directors.

Peter C. Bernard
Age: 58 Director Since: 2012 U.S. Silica Committees: Chair of Nominating and Governance Audit
Mr. Bernard has served as a member of the board of directors of Conquest Completion services, an oilfield services company, since September 2017; as a member of the board of directors of RS Energy Group, a reservoir engineering and consulting business, since February 2016; as Executive Chairman of Rubicon Oilfield International, an oilfield products and equipment company, since November 2015; as a consultant to Warburg Pincus, a private equity investing firm, since June 2014; and as managing member and owner of Pinion Energy Consulting, LLC, which provides advisory services to the energy sector, since July 2009. Additionally, he served as Executive Chairman of C&C Reservoirs, which provides data to the upstream petroleum industry, from September 2014 to October 2016; as Chairman of Tendeka, a global completions solutions company headquartered in the United Kingdom, from January 2011 until August 2016 and as a consultant to Kenda Capital from September 2010 through March 2015. From October 2010 until November 2014, Mr. Bernard served as the Chairman of Zeitecs, a specialized artificial lift technology company. Mr. Bernard served in various roles of increasing responsibility and seniority at Halliburton Company until his retirement in December 2008, including as a member of the Executive Committee from 2007 until December 2008 and as Senior Vice President of Business Development and Marketing from 2006 to April 2008. Additionally, Mr. Bernard served as Vice President and Global Account Executive for Royal Dutch Shell from 2003 to 2004 and President and CEO of Landmark Graphics from 2004 to 2006. Mr. Bernard received his B.S. degree in Petroleum Engineering from the University of Louisiana at Lafayette.

Relevant Skills and Expertise:
 Mr. Bernard brings extensive breadth, depth and expertise in the oil and natural gas services sector of the energy industry that strengthens the Board’s collective qualifications, skills and experience.

6  |      2020 Proxy Statement

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Diane K. Duren
Age: 60 Director Since: 2017 U.S. Silica Committees: Audit Compensation
In February 2017, Ms. Duren retired from Union Pacific Corporation, the operator of one of North American’s premier railroad franchises, having served as Executive Vice President, Chief Administrative Officer and Corporate Secretary for four years, after serving as Vice President and General Manager–Chemicals in Marketing & Sales. Since joining Union Pacific in 1985, she held a variety of positions in the Finance and Marketing & Sales departments, including Vice President and General Manager–Agricultural Products. In 2012, Ms. Duren was one of the honorees of the Women’s Center for Advancement Tribute to Women. and in 2011 she was awarded the Creighton University College of Business Alumni Merit Award. Prior to her employment at Union Pacific, she was a certified public accountant with Deloitte, Haskins & Sells in Omaha. Ms. Duren has served as a director of Werner Enterprises (NASDAQ: WERN), a transportation and logistics company, since May 2017, and is currently the chair of the Nominating and Governance Committee and a member of the Audit and the Compensation Committees of that company. She has been active on multiple community and industry boards including the American Red Cross, of which she served as chair of the Heartland Chapter in 2010 and 2011. In 2014, Ms. Duren was appointed by Omaha Mayor Jean Stothert and reappointed for another five-year term beginning May 2019 by the Omaha City Council to the Metropolitan Entertainment & Convention Authority Board of Directors and is the current Chairwoman of the Board. She also serves on the Board of Children’s Hospital and Medical Center as Chair. Ms. Duren joined the Peter Kiewit Foundation as a community advisor in December 2018 and became a trustee of the foundation in September 2019. Ms. Duren holds a bachelor’s degree in Business Administration from Creighton University, and she was appointed to the Board of Trustees of that university in May of 2019.

Other Current Public Company Boards: ■ Werner Enterprises (since 2017)

Relevant Skills and Expertise:
Ms. Duren’s vast experience in the transportation industry, multiple leadership roles, and accounting and financial experience strengthen the Board’s collective qualifications, skills and experience.

    2020 Proxy Statement  |  7

PROPOSAL NO. 1: ELECTION OF DIRECTORS

William J. Kacal
Age: 71 Director Since: 2012 U.S. Silica Committees: Chair of Audit Nominating and Governance
Mr. Kacal served as a director of Alon USA Energy, Inc. (NYSE: ALJ), an independent refiner and marketer of petroleum products until June 2017, at which time it was acquired and Integrity Bancshares, Inc., located in Houston, Texas, and its wholly-owned subsidiary, Integrity Bank SSB (“Integrity Bank”) until May 31, 2018, at which time it was acquired. He currently serves as a director for the National Association of Corporate Directors (“NACD”) — Texas Tri-Cities Chapter and Goodwill Industries of Houston (“Goodwill Houston”). Mr. Kacal previously served on the Audit Committee of Integrity Bank, the Audit Committee and Special Committee of Alon USA Energy, Inc. and served as the Chairman of the Audit Committee of Boy Scouts of America — Sam Houston Area Council, Goodwill Industries International and Goodwill Houston. Mr. Kacal has over 40 years of accounting and management experience with Deloitte & Touche LLP (“Deloitte”), most recently serving as a partner from 1981 until his retirement in May 2011, and prior to that serving as a member of the audit staff from 1970 to 1981. Mr. Kacal also served as a member of the board of directors of Deloitte from 2004 to May 2011 and as a member of the executive committee from 2004 to 2008. During his time with Deloitte, Mr. Kacal worked extensively with companies in the oil and natural gas industry. Mr. Kacal earned a B.B.A. in Accounting from Texas A&M University, is a licensed Certified Public Accountant in Texas and is a NACD Board Leadership Fellow.

Former Public Directorships held during the past 5 years: ■ Alon USA Energy, Inc. (2016 to 2017)

Relevant Skills and Expertise:
 Mr. Kacal possesses particular knowledge and experience in accounting, finance and capital structure; strategic planning and leadership of complex organizations; and board practices of other entities that strengthen the Board’s collective qualifications, skills and experience.

Bonnie C. Lind
Age: 61 Director Since: 2019 U.S. Silica Committees: Audit Nominating and Governance
Ms. Lind is the Senior Vice President, CFO and Treasurer of Neenah, Inc., (NYSE: NP), a publicly traded technical specialties and fine paper company, a position she has held since June 2004. Prior to that, Ms. Lind held a variety of increasingly senior financial and operations positions with Kimberly-Clark Corporation, (NYSE: KMB) a manufacturer of personal care, consumer tissue and health care products, from 1982 until 2004. She has been a member of the board of directors of Hubbell Corporation since January 2019, where she serves on the Audit and Finance Committees. She was previously a director at Federal Signal Corporation from 2014 to 2018, where she served on the Nominating and Governance Committee and the Audit Committee. She was also previously a director of Empire District Electric Company from 2009 to 2017 and was a member of the Audit Committee and Chairman of its Nominating and Corporate Governance Committee until the company was acquired.

Other Current Public Company Boards:
    ■    Hubbell Corporation (since 2019)

Former Public Directorships held during the past 5 years:
    ■    Empire District Electric Company (2009 to 2017)
   ■    Federal Signal Corporation (2014 to 2018)

Relevant Skills and Expertise:
 Ms. Lind brings her extensive experience in accounting, finance and capital structure; strategic planning and leadership of complex organizations; and board practices of other entities that strengthen the Board’s collective qualifications, skills and experience.

8  |      2020 Proxy Statement

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Charles W. Shaver
Age: 61 Director Since: 2011 U.S. Silica Committees: Chair of Executive Compensation Nominating & Governance
Mr. Shaver is currently Chairman and CEO of Nouryon, a global specialty chemicals company located in Amsterdam. Mr. Shaver previously served as Chief Executive Officer of Axalta Coating Systems Ltd. (NYSE: AXTA), a global coatings company, from February 2013 until September 2018, and as Chairman from February 2013 until June 2019. Mr. Shaver serves as a member of the board of directors for Atotech, Inc., a specialty chemicals and company, and previously served as a member of the board of directors of Taminco Inc., a specialty chemicals company, until it was acquired and ceased to be a publicly traded company in 2014. Prior to joining Axalta Coating Systems, Mr. Shaver was an Operating Partner of Golden Gate Capital from April 2011 until December 2012. Prior to joining Golden Gate Capital, Mr. Shaver served as the Chief Executive Officer and President of the TPC Group Inc. from 2004 to April 2011, as a Vice President and General Manager for Gentek, Inc. from 2001 to 2004 and as a Vice President and General Manager for Arch Chemicals, Inc. from 2001 to 2004. Mr. Shaver began his career with The Dow Chemical Company, where he held a series of operational and business positions from 1980 to 1996. Mr. Shaver earned a B.S. in chemical engineering from Texas A&M University.

Former Public Directorships held during the past 5 years: ■ Axalta Coating Systems Ltd. (2013 to 2019)

Relevant Skills and Expertise:
 Mr. Shaver possesses particular knowledge and experience in the chemical and coatings industry, including market knowledge and experience in all aspects of corporate functions and company operations that strengthen the Board’s collective qualifications, skills and experience.

Bryan A. Shinn
Age: 58 Director Since: 2012 U.S. Silica Committees: Executive
Mr. Shinn has served as our Chief Executive Officer since January 2012. He also served as our President from March 2011 to January 2020. Prior to assuming this position, Mr. Shinn was our Senior Vice President of Sales and Marketing from October 2009 to February 2011. Before joining us, Mr. Shinn was employed by the E. I. du Pont de Nemours and Company from 1983 to September 2009, where he held a variety of key leadership roles in operations, sales, marketing and business management, including Global Business Director and Global Sales Director. Mr. Shinn earned a B.S. in Mechanical Engineering from the University of Delaware.

Relevant Skills and Expertise:
 Mr. Shinn possesses particular knowledge and experience in operations, sales, marketing, management and corporate strategy that strengthen the Board’s collective qualifications, skills and experience.

    2020 Proxy Statement  |  9

PROPOSAL NO. 1: ELECTION OF DIRECTORS

J. Michael Stice
Age: 60 Director Since: 2013 U.S. Silica Committees: Chair of Compensation Executive
Dr. Stice has served as Dean of the Mewbourne College of Earth & Energy at the University of Oklahoma since August 2015. From September 2009 until his retirement in December 2014, he served as Chief Executive Officer of Access Midstream Partners, L.P., a midstream natural gas services provider, and served as a director of the general partner of Access Midstream Partners, L.P. from July 2012 until December 2014. Dr. Stice has served as a director of Marathon Petroleum Corporation (NYSE: MPC), an oil refiner, since January 2017, as a director of MPLX LP (NYSE: MPLX), a midstream MLP, since March 2018, and as a director of Spartan Energy (NYSE: SPAQ.U), a diversified energy special purpose vehicle, since October 2018. He previously served as a director of SandRidge Energy, Inc. (NYSE: SD), an oil and natural gas company, and as a director of MarkWest Energy Partners (NYSE: MWE), a midstream natural gas services provider. Dr. Stice was also Senior Vice President, Natural Gas Projects, of Chesapeake Energy Corporation (NYSE: CHK) and President and Chief Operating Officer of Chesapeake’s primary midstream subsidiaries from November 2008 through July 2012. Prior to joining Chesapeake, Dr. Stice spent 27 years with ConocoPhillips and its predecessor companies, where he most recently served as President of ConocoPhillips Qatar, responsible for the development, management and construction of natural gas liquefaction and regasification (LNG) projects. While at ConocoPhillips, he also served as Vice President of Global Gas LNG, as President of Gas and Power and as President of Energy Solutions in addition to other roles in ConocoPhillips’ midstream business units. Dr. Stice received a Bachelor of Science degree in Chemical Engineering from the University of Oklahoma in 1981, a Master of Science degree in Business from Stanford University in 1995 and a Doctor of Education degree from The George Washington University in 2011.

Other Current Public Company Boards: ■ Marathon Petroleum Corporation (since 2017) ■ MPLX LP (since 2018) ■ Spartan Energy (since 2018)

Former Public Directorships held during the past 5 years: ■ Sandridge Energy, Inc. (2015 to 2016) ■ Markwest Energy GP L.L.C. (2015 to 2016)

Relevant Skills and Expertise:
 Dr. Stice brings extensive breadth, depth and expertise in the oil and natural gas services sector of the energy industry that strengthen the Board’s collective qualifications, skills and experience.

10  |      2020 Proxy Statement

CORPORATE GOVERNANCE

Our Board of Directors and management believe that a strong corporate governance program is essential to the long-term success of the Company. The Nominating & Governance Committee and our Board regularly review our corporate governance structure in light of changes in Securities and Exchange Commission (“SEC”) and New York Stock Exchange (“NYSE”) rules, as well as current best practices.

The Guidelines, along with other governance documents including the Code of Business Conduct & Ethics for Employees, (the “Code”), the Code of Conduct for the Board of Directors, each of the Audit, Compensation, Nominating & Governance, and Executive Committee charters, and other governance policies are available on our website at www.ussilica.com (see, Investors - Governance) and are available in print to any stockholder upon request by contacting our Investor Relations team via email at ir@ussilica.com; via post at: U.S. Silica Holdings, Inc., Attn.: Investor Relations, 24275 Katy Freeway, Suite 600, Katy, Texas 77494; or by calling (281) 258-2170.

Codes of Conduct

U.S. Silica has adopted a worldwide Code of Business Conduct & Ethics for Employees, which applies to all officers and other employees of the Company. This Code provides a broad set of legal and ethical principles intended to guide all of our employees in the performance of their duties, and covers topics such as conflicts of interest, gifts and gratuities, insider trading, anti-trust and fair competition, discrimination and harassment, confidentiality, anti-boycott laws, political activity, and government investigations. We periodically review and, as necessary, revise the Code in accordance with good corporate governance practices. Additionally, the Board has adopted a Code of Conduct for the Board of Directors, which applies to all Directors and establishes specific standards they are expected to follow in carrying out their duties as directors. All Directors, officers and employees are expected to always act ethically and in compliance with Company policies and applicable codes of conduct.

Policy Against Lobbying

U.S. Silica believes it is in our interest to remain politically neutral and we have ingrained this culture in our Code. The Code prohibits contributions to any political party or candidate, or for any referendum or initiative. The Company may engage in dialogue with public policy decision makers, but we do not use lobbyists or seek to bring about particular outcomes or decisions. U.S. Silica also has not contributed and does not contribute corporate funds to Super PACs or for electioneering communications.

U.S. Silica does pay regular dues to mining or other trade associations which may have lobbying activities, but the Code prohibits payments to trade associations over which the Company officers have control or influence. U.S. Silica will request trade associations that received payments from the Company that total $20,000 or more in a given year to report the portion of dues used for expenditures or contributions that if made directly by the Company would not be deductible under Section 162(e)(1)(B) of the Internal Revenue Code. All dues paid to such trade associations are annually reviewed by the Nominating and Governance Committee of the Board annually.

In 2019, U.S. Silica paid member dues of $5,000 or more to the following trade associations:

■	Mining Association of South Carolina
■	National Association of Corporate Directors
■	National Stone, Sand & Gravel Association
■	Oklahoma Aggregates Association
■	Wisconsin Industrial Sand Association
■	Michigan Aggregates Association
■	Mining Industry Council of Missouri

Policy Against Hedging

Our insider trading policy prohibits all employees, including the NEOs, from short selling Company securities as well as transacting in publicly-traded Company options, warrants, puts, calls or similar instruments. Additionally, all employees, including NEOs, are prohibited from engaging in hedging or other monetization transactions related to our securities. This policy helps ensure that our NEOs and other executives remain subject to the risks, as well as the rewards, of stock ownership.

    2020 Proxy Statement  |  11

CORPORATE GOVERNANCE

Transactions with Related Persons

The Board has adopted a Related Party Transactions policy, which provides for the review of all known transactions, arrangements, and relationships (or series of similar or related transactions) between U.S. Silica (or a subsidiary) and any (1) person who is a director or executive officer of, or a nominee to become a director of, U.S. Silica; (2) person who is known to be the beneficial owner of more than 5% of any class of our stock; or (3) immediate family member of any of the foregoing persons, in each case where the aggregate amount involved exceeds $ 120,000. We refer to such persons as “related persons” and such transactions as “Related Person Transactions.” The purpose of this review is to determine whether such related persons have a direct or indirect material interest in the applicable Related Person Transaction.

Under the policy, any Related Person Transaction must be approved or ratified by a majority of the Board’s disinterested Directors, or a designated sub-set of such Directors. Approval will be granted only if the disinterested directors determine that the transaction is on terms no less favorable to U.S. Silica in the aggregate than those generally available to an unaffiliated third party under similar circumstances. Other than compensation agreements and other arrangements that are described elsewhere in this Proxy Statement, since January 1, 2019, there have been no Related Person Transactions and none are currently proposed.

Determination of Independence

Our Guidelines require a majority of our Directors to qualify as “independent directors” according to NYSE listing standards. The Board determined that each of Messrs. Bernard, Kacal, and Shaver as well as Mss. Duren and Lind and Dr. Stice (collectively the “Outside Directors”), meets the NYSE’s definition of an independent director, representing a majority of current Board members. The Board’s independence determinations included a review of transactions that occurred since the beginning of 2017 with entities associated with our directors or members of their immediate family. In making its independence determinations, the Board considered that Mr. Bernard served as a director at a company that received a payment from the Company in 2019. This payment was an ordinary course commercial transaction involving significantly less than $120,000.

Mr. Shinn, who is our Chief Executive Officer (“CEO”), is not independent.

Board Leadership Structure

U.S. Silica believes that independent board oversight is an essential component of strong corporate performance and enhances stockholder value. Our Guidelines provide that the roles of Chairman of the Board and CEO may be separate or combined at the Board’s discretion and is an element to regularly be considered as part of the succession planning process. The Board believes there is no single organizational model that is the best and most effective in all circumstances.

Consequently, the Board periodically considers whether the offices of Chairman and CEO should be combined and who should serve in such capacities. While the Board retains the authority to combine the positions of Chairman and CEO if it deems appropriate in the future, the roles of Chairman and CEO are presently separated, with Mr. Shaver serving as the independent Chairman and

Mr. Shinn serving as our CEO. The Board believes that this structure currently best serves the interests of stockholders because it allows Mr. Shinn to focus primarily on our business strategy and operations and most effectively leverages the experience of Mr. Shaver serving as Chairman. It also enhances the Board’s independent oversight, including risk oversight, of our senior management team and enables better communications and relations between the Board, the CEO and other senior management. In that regard, our independent Chairman presides over the executive sessions of the non-management and independent Directors on the Board. The Board will continue to reexamine its corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role in Risk Oversight

While our management team is responsible for the day-to- day management of risk, the Board, led by the Audit Committee, has broad oversight responsibility for our risk- management programs. In this role, the Board is responsible for satisfying itself that the risk-management processes designed and implemented by management are functioning as intended, and that necessary steps are taken to foster a culture of prudent decision-making throughout the organization.

12  |      2020 Proxy Statement

CORPORATE GOVERNANCE

The Board performs its risk oversight function in part through its Committees, which, except for the Executive Committee, are comprised solely of independent Directors. Each such Board Committee’s risk oversight role is as follows:

■	Audit Committee. The Audit Committee oversees management of risks related to our financial reporting and disclosure processes, any related party or conflict-of-interest transactions, and cybersecurity matters.
■	Financial Risks. The Audit Committee regularly discusses with management our policies governing our risk assessment and risk-management programs, including major financial and regulatory exposures and management’s efforts to monitor and control these exposures.
■	Cybersecurity Risks. Cybersecurity risk has been identified as a key consideration related to our operational risk management efforts. Accordingly, the Audit Committee regularly reviews risk assessments from management with respect to cybersecurity, including the adequacy and effectiveness of the Company’s internal controls regarding cybersecurity, emerging cybersecurity developments and threats, and the Company’s strategy to mitigate cybersecurity risks. Given the nature of our operations and business, including our reliance on relationships with various third-party providers, cybersecurity risk may manifest itself through various business activities and channels, and thus is considered an enterprise-wide risk that is subject to control and monitoring at various levels of management throughout the Company. As a result, we have implemented an information security management program, which is subject to oversight by and reporting to the Audit Committee. In addition, the Company periodically engages outside cybersecurity experts to assess our cybersecurity exposures and enhance our controls, monitoring and mitigation activities related to these risks. The Company and our corporate insurance broker continue to assess the availability of appropriate and cost-efficient cyber insurance as an additional cybersecurity risk management tool.

■	Related Party Transactions Risks. The Audit Committee is also responsible for reviewing with management and our independent auditors all related party transactions or dealings between parties related to the Company. The Board has also adopted a Related Party Transactions policy to assist in the management of these risks, as described under “Transactions with Related Persons” above.
■	Compensation Committee. The Compensation Committee oversees management of risks related to our compensation policies and practices and determines whether those risks are reasonably likely to have a material adverse effect on us.
■	Nominating & Governance Committee. The Nominating & Governance Committee oversees management of risks related to Board processes and composition, including director independence, as well as corporate governance matters.

The Board believes that our current Board leadership structure appropriately considers the Board’s role in risk management oversight, including the appropriate delegation of risk management oversight responsibilities to the various Board Committees as described above. In addition to the specific risk oversight areas overseen by these Board Committees, the Board as a whole exercises its oversight function with respect to all other material risks to U.S. Silica, which are identified and discussed in our periodic reports and other public filings with the SEC.

Succession Planning & Leadership Development

Succession planning and leadership development are top priorities for the Board and management. On an ongoing basis, the Board plans for succession for the CEO and other senior management positions — a process overseen by the Compensation Committee, which reviews and makes recommendations to the Board regarding succession strategies and leadership development initiatives. To assist the Board, the CEO periodically reports on individual senior executives and their potential to succeed to the position of CEO and provides an assessment of potential successors to other key positions. Our Human Resources team also assists in succession planning, as necessary.

Board & Director Evaluation Process

Our Board believes that a comprehensive evaluation process enhances the effectiveness of our Board and its Committees. Each year, the Board performs a rigorous full Board evaluation and each Director performs a self-evaluation. The evaluation process, managed by the Corporate Secretary’s office with oversight by the Nominating & Governance Committee, assesses the Board and each Committee’s performance against the responsibilities listed in the Guidelines and the respective Committee charters.

    2020 Proxy Statement  |  13

CORPORATE GOVERNANCE

Director Education

We encourage new Directors to participate in an orientation program that includes, among other things, discussions with senior management, site visits, and policy review. The Board expects the Company to provide at least one continuing education program each year and encourages Directors to attend other continuing education programs, which typically focus on issues and current trends affecting directors of publicly-held companies. We reimburse our Directors for tuition and expenses associated with attending these programs. In addition, our legal team provides training programs related to corporate governance and the duties of directors at public companies to keep directors abreast of evolving issues, events and best practices.

Board Qualifications, Recruitment & Nominations

We believe our stockholders are best served by collaboration among different perspectives and consequently, the Board seeks nominees with a broad diversity of experiences, professions, viewpoints, skills, and backgrounds that will enable them to make a significant contribution to the Board, the Company and our stockholders. The Board believes that the backgrounds and qualifications of all of the current Director nominees, considered as a group, provide a broad diversity of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. We discuss each nominee’s specific experience, qualifications, attributes and skills above under “Director Nominees.”

The Nominating & Governance Committee annually reviews the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommends to the full Board the slate of Director candidates to be nominated for election at the next Annual Meeting of Stockholders. From time to time, the Nominating & Governance Committee may retain third-party search firms to assist the Board in identifying and evaluating potential candidates to serve on the Board. The Committee’s review of existing Directors and any new potential candidate is guided by the director qualifications listed in our Guidelines, including: the nominee’s contribution to diversity of gender, race, ethnicity, age, education, and cultural background, professional experiences, skills and expertise in the context of the needs of the Board; the nominee’s ability to represent all stockholders without a conflict of interest; the nominee’s ability to work in and promote a productive environment; whether the nominee has sufficient time and willingness to fulfill the substantial duties and responsibilities of a director; whether the nominee has demonstrated the high level of character and integrity expected by the Company; whether the nominee possesses the broad professional and leadership experience and skills necessary to effectively respond to the complex issues encountered by a publicly-traded company; and the nominee’s ability to apply sound and independent business judgment.

Additionally, the Guidelines provide that no Director should serve on more than three boards of public companies (including the Board); no Director should serve as Chair of more than two boards of public companies (including the Board); no Director should serve on more than three audit committees of public company boards (including the Audit Committee of the Board); no Director who is the chief executive officer of a public company should sit on more than two boards of public companies (including the Board); no Director may be nominated to a new term if he or she would be age 75 or older at the time of election, unless he or she is also the CEO; and no Director may serve as a director, officer or employee of a competitor of the Company.

A stockholder wishing to recommend a Director candidate should send the recommendation to our Corporate Secretary at: 24275 Katy Freeway, Suite 600, Katy, Texas 77494. If a stockholder would like its recommended Director candidate to be considered for election at an upcoming Annual Meeting of Stockholders, the stockholder should follow the timing and other requirements set forth in our bylaws for submitting Director nominations, including submission of the recommendation in writing between 90 and 120 days before the first anniversary of the preceding year’s Annual Meeting of Stockholders (in most circumstances, although different timing requirements would apply if the meeting is advanced or delayed by 30 days or more relative to the preceding year’s meeting or if no meeting was held in the preceding year) and delivery of certain specified information about the stockholder and the recommended director candidate. The Nominating & Governance Committee will consider such candidates using the same process and criteria used for candidates recommended by management, the Board or any other source.

14  |      2020 Proxy Statement

CORPORATE GOVERNANCE

Board Composition & Meetings

Currently, our Board consists of seven members. The affirmative vote of a majority of the number of authorized Directors is required to change the size of our Board. The Board exercised this authority in July 2019 in connection with the addition of Ms. Lind to the Board. The term of office for each Director is until his or her successor is elected at our next Annual Meeting of Stockholders or his or her death, resignation or removal, whichever is earliest to occur. Stockholders elect Directors each year at our Annual Meeting of Stockholders.

The Board met six times in 2019. Directors are expected to attend all or substantially all Board meetings and the meetings for those Committees on which they serve. In 2019, each of the Directors nominated for re-election attended at least 85% of the meetings of the Board and for each Committee during the period for which he or she served.

The Board encourages each Director to attend each Annual Meeting of Stockholders. All of our Board members who were members at the time attended our 2019 Annual Meeting of Stockholders.

Members of the Committees of the Board of Directors as of March 1, 2020

	Audit Committee	Compensation Committee	Nominating and Governance Committee	Executive Committee
Charles Shaver				CHAIR
Peter Bernard			CHAIR
Diane K. Duren
William J. Kacal	CHAIR
Bonnie Lind
Bryan Shinn
J. Michael Stice		CHAIR

Board Committees

The Board has established the Committees set forth below. The charter for each committee is available on our website at www.ussilica.com under “Investors – Governance.”

Executive Committee: The duties of the Executive Committee are set forth in its charter. This Committee may exercise all of the powers of the Board to act upon matters which, in the opinion of the Chairman of the Board, should not be postponed until the next previously scheduled meeting of the Board, except that it may not amend the bylaws or approve or adopt, or recommend to stockholders, any action expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval. The Committee met four times in 2019. Mr. Shaver is the Chairman, and Mr. Shinn and Dr. Stice are members.

Audit Committee: The duties of the Audit Committee are set forth in its charter. This Committee is responsible for, among other things: assisting the Board with overseeing our financial reporting, accounting, and internal control policies and procedures; qualifying and appointing our independent registered public accounting firm; overseeing our internal audit function; and overseeing our cybersecurity risk assessment.

The Audit Committee met seven times in 2019. Mr. Kacal is the Chairman, and Mr. Bernard, Mss. Duren and Lind are members. Each of the Audit Committee members is independent as prescribed by NYSE listing standards, SEC requirements and other applicable laws, rules and regulations. Each of the members of the Audit Committee is an “audit committee financial expert” as that term is defined in the applicable rules of the SEC and possesses the financial acumen required by NYSE listing standards.

Compensation Committee: The duties of the Compensation Committee are set forth in its charter. This Committee is responsible for, among other things: reviewing executive officer compensation goals, policies, plans and programs; reviewing and providing recommendations to the Board regarding the compensation of our Directors, CEO

    2020 Proxy Statement  |  15

CORPORATE GOVERNANCE

and other executive officers; and overseeing incentive compensation plans and executive officer benefit programs and policies. Pursuant to its charter, the Compensation Committee may delegate any of its responsibilities to one or more subcommittees or individuals as it may deem appropriate to the extent allowed by applicable law and the rules of the NYSE. For 2019, the Committee delegated to Mr. Shinn the authority to award up to $2 million in stock awards annually for employees other than executive officers and business unit presidents.

The Compensation Committee met five times in 2019. Dr. Stice is the Chairman, Ms. Duren and Mr. Shaver are members. Each of the Compensation Committee members is independent as prescribed by NYSE listing standards, SEC requirements and other applicable laws, rules and regulations. Information on the roles of executive officers and compensation consultants in determining or recommending the amount or form of executive and Director compensation is provided under “Compensation Discussion and Analysis” and “Director Compensation” below.

Nominating & Governance Committee: The duties of the Nominating & Governance Committee are set forth in its charter. This Committee is responsible for, among other things: identifying individuals qualified to become members of the Board, consistent with criteria developed and recommended by the Committee and approved by the Board; overseeing the organization of the Board and its Committees to discharge the Board’s duties and responsibilities properly and efficiently; and identifying corporate governance best practices and recommending these or other corporate governance principles.

The Nominating & Governance Committee met four times in 2019. Mr. Bernard is the Chairman, and Messrs. Kacal and Shaver and Ms. Lind are members. Each of the Nominating & Governance Committee members is independent as prescribed by NYSE listing standards, SEC requirements and other applicable laws, rules and regulations.

Communications with the Board

Stockholders and interested parties may write, call or email our Board of Directors by contacting our Corporate Secretary as follows:

The Corporate Secretary reviews all mail directed to the Board and distributes all relevant communications to Mr. Shaver, the Board’s designated communications

Director, who in turn, will distribute them to the full Board or to individual directors, as appropriate. Any communication that is filtered out is available to any Director upon request.

16  |      2020 Proxy Statement

PROPOSAL NO. 2:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

At our 2019 Annual Meeting of Stockholders,approximately 95% of the votes cast on our say-on-pay proposal covering our 2018 executive compensation program were in favor of the proposal. We believe this represents a strong indication of our stockholders’ support for our compensation program as a whole.

As in 2018, the Compensation Committee designed our 2019 executive compensation program to directly link compensation to performance, in order to align the interests of the Company’s executive officers with those of its stockholders. A significant portion of the 2019 compensation of our CEO and other NEOs has been allocated among cash and equity incentive compensation contingent upon the achievement of financial performance or other specific goals.

We believe that the 2019 compensation of our NEOs was appropriate and aligned with our 2019 strategic objectives and performance. We encourage you to read the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 19, which describes in more detail our compensation principles and the policies and procedures that have been designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables, notes and narrative, beginning on page 34 of this Proxy Statement, which provide detailed information on the compensation of our NEOs.

We are requesting stockholders to approve the following non-binding, advisory resolution in support of our 2019 executive compensation program at the Annual Meeting:

RESOLVED, that the stockholders of U.S. Silica provide their advisory approval of the compensation of U.S. Silica’s NEOs as disclosed in the Compensation Discussion and Analysis, the compensation tables and related notes and narrative contained in the Proxy Statement for U.S. Silica’s 2020 Annual Meeting of Stockholders.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs as described in this Proxy Statement. We currently provide our stockholders the opportunity to vote on a say-on-pay proposal every year, and as a result, we expect the next such vote will occur at our 2021 Annual Meeting of Stockholders. This vote, required by Section 14A of the Securities and Exchange Act of 1934 (the “Exchange Act”), is advisory and therefore not binding on us or our Board. The Board, however, will review the outcome of this vote and will take it into account in making determinations concerning the compensation of our executive officers in the future.

✓
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROPERLY SIGNED AND SUBMITTED PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL. IF YOU FAIL TO PROPERLY SUBMIT YOUR PROXY CARD, YOUR SHARES WILL NOT BE VOTED ON THIS PROPOSAL.

    2020 Proxy Statement  |  17

PROPOSAL NO. 3:

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal No. 2 above should occur every year, every two years or every three years.

After careful consideration, our Board recommends that future advisory votes on executive compensation occur every year (annually). We believe that an annual advisory vote on executive compensation is the most appropriate option for us because it will allow our stockholders to provide frequent, direct input on our compensation policies and practices and the resulting compensation for our named executive officers. Stockholders will have the opportunity to consider our most recent compensation decisions and focus on increasing long-term stockholder value, and to provide feedback to us in a timely way. The Board also believes that an annual advisory stockholder vote promotes corporate transparency and accountability for the Compensation Committee.

In making this recommendation, the Board took into account that a majority of the votes cast at our 2014 Annual

Meeting of Stockholders voted in favor of holding an annual advisory vote on executive compensation. In addition, we are aware of the significant interest in executive compensation matters by investors and the general public, and value and encourage constructive dialogue with our stockholders on these matters. We understand that our stockholders may have different views as to what is the best approach for Board of Directors, and we look forward to hearing from our stockholders on this Proposal.

This advisory resolution is non-binding on our Board. Although we currently believe that holding an advisory vote on executive compensation every year would reflect the right balance of considerations in the normal course, we will continue to periodically reassess that view and may provide for an advisory vote on executive compensation on a less frequent basis if long-term stability in our executive compensation program or other circumstances suggest that such frequency would be more appropriate. It is expected that the next advisory vote on the frequency of future advisory votes on executive compensation wil occur at the 2026 Annual Meeting of Stockholders.

✓
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY “ONE YEAR.” IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR “ONE YEAR” ON THIS PROPOSAL. IF YOU FAIL TO PROPERLY SUBMIT YOUR PROXY CARD, YOUR SHARES WILL NOT BE VOTED ON THIS PROPOSAL.

18  |      2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the foundation of U.S. Silica’s executive compensation philosophy, the principles and governance structure underlying our executive compensation program, the elements comprising total NEO compensation, and the Compensation Committee’s application of those elements for our NEO’s 2019 compensation. Our philosophy focuses on aligning executive pay with company performance – which means our NEO’s compensation should be consistent with achieving financial and operational performance goals, including relative total stockholder return (“TSR”), and diligently pursuing strategic initiatives. In order to maintain that strong link between pay and performance, a significant portion of our NEO compensation is “at-risk” pay.

Below is an overview of our performance, a summary of our executive compensation principles and governance, an explanation of benchmarking against our peers and the elements and application of our executive compensation program, including the material compensation decisions made for 2019 and reflected in the executive compensation tables provided elsewhere in this Proxy Statement.

Our NEOs for 2019 are as follows:

2019 Named Executive Officers
Name	Position
Bryan Shinn	Chief Executive Officer
Donald Merril	Executive Vice President and Chief Financial Officer
Bradford Casper	President
Michael Winkler	Executive Vice President and Chief Operating Officer
J. Derek Ussery	Senior Vice President and President, Oil and Gas

    2020 Proxy Statement   |  19

COMPENSATION DISCUSSION AND ANALYSIS

Our Performance

2019 was a difficult year for U.S. Silica, and for companies engaged in frac sand mining in general. Our common stock price suffered an approximately 40% decline year-over-year. This was very similar to the average year-over year share price decline of our publicly traded competitors, Covia Holdings Corporation, Smart Sand Inc., and Hi-Crush Inc. (our “Public Competitors”). Our results of operations, our stock price, and the stock price of our Public Competitors was strong in the first half of the year as companies in the oil and gas hydraulic fracturing industry increased completion activity and required additional proppant volumes from our Oil & Gas Proppants (“O&G”) segment. However, oil and gas completion activity slowed dramatically in the second half of the year, as exploration and production budgets became exhausted much earlier in the year than normal. This fact, coupled with an oversupply of in-basin sand from operations that came online in 2018, particularly in the Permian Basin, led to intense pricing pressure and margin degradation in our O&G segment. While our Industrial & Specialty Products (“ISP”) segment performed in line with our expectations in 2019, our overall results of operations suffered in the third and fourth quarters.

As a result of the decline in our share price, the performance share units with a performance period that ended on December 31, 2019 did not vest and our executive officers received no payout under these awards, underscoring the alignment between our shareholders’ experience and our executives’ take-home compensation.

Against this backdrop our senior management team took extraordinary steps to deliver strong operational results in 2019. Our cost-cutting measures included reducing our headcount by over 20% over the course of 2019, closing or idling 5 facilities and reducing shifts at other plants, and other actions that resulted in over $41 million of cost savings in the year. We continued our strategic plan to substantially grow our ISP segment by focusing on Specialty Minerals and Performance Materials product offerings. Finally, we focused on obtaining market share in our O&G segment as many of our competitors ceased operations. Our management in 2019 set a solid core foundation and well positioned us for 2020. Over the course of 2020 we expect to focus on generating cash flow and reducing leverage subject to market conditions, effectively deploying our oil and gas operations, and maintaining our safety and technology advantage.

Despite the exceedingly difficult environment, we outperformed our main competitors in 2019 in a number of important areas, and we were able to accomplish the following during the year.

■	We achieved one of the safest years in Company history with a Total Recordable Incident Rate (TRIR) of 0.86, a 38% improvement year-over-year, and a Lost Time Rate (LTR) of 0.18, a 19% improvement year-over-year.
■	We continued to build, invest and transform U.S. Silica for long-term success by growing our ISP segment. We converted a former ceramic proppant plant in Millen, Georgia to manufacture new, high-margin, high performance ISP products, and we expanded milling capacity at our facility in Columbia, South Carolina, enabling us to secure new business and a long-term contract with a major customer and nearly doubled our capacity to produce the finest ground specialty products with just $2.5 million of capital expenditures. Our continued shift toward higher margin products resulted in an 18% increase in revenue, a 15% increase in contribution margin, and a 20% increase in average selling price per ton for our ISP segment year-over-year. We will continue targeting new, high value, not -in-kind markets where customers are looking for a less expensive alternative to incumbent offerings.
■	We increased our market share in our Sandbox business for the fourth year in a row and ended the year with approximately 24% market share of delivered oilfield sand making us the largest company in that market. We delivered 30% more Sandbox loads year-over- year, and we increased the tons sold by our O&G Segment by 6% year-over-year, representing the fourth consecutive year of growth. In addition, our steps to right-size production and optimize our network have positioned us well for 2020, and we have a robust pipeline of new business opportunities to pursue.
■	We maintained our technology advantage by rolling out the next generation of equipment for Sandbox, expanding box payloads and offering customers a new gravity fed stand that is quieter, requires less maintenance and is less expensive to make. We also had 10 new patents accepted by the United States Patent and Trademark Office, relating to our cool roofing granules, our

20  |      2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

next generation Sandboxes, conveyors, and trailers, and diatomaceous earth compositions. We also continued exploring additional markets, uses, and opportunities for our Sandbox technology.

■	We improved our efficiency as part of our commitment to sustainability and doing what is best for our people, partners and planet. As part of our sustainability initiatives, we invested over $5 million in our Jackson, Mississippi facility to reduce our water consumption by 37 million gallons annually, we shifted to energy efficient lighting technology and variable frequency drives for key equipment at our Lovelock,

Nevada facility which lowered our energy costs and saves over one million kilowatt hours of electricity annually, and we partnered with National Institute of Occupational Safety and Health (NIOSH) to identify unexpected dust sources and reduce exposure for our employees.

■	We continued to manage cash prudently despite the decline in profitability, resulting in cash on hand of $185.7 million as of December 31, 2019, even after returning $18.6 million to our investors through share repurchases and dividends and repurchasing $10 million of outstanding debt under our credit facility at below par. We have made it a priority to increase cash flow in 2020.

Our Executive Compensation Principles & Governance

The Board of Directors believes that the Company’s long-term success depends on the talents of our employees, and the Company’s executive compensation program plays a significant role in our ability to attract, retain and motivate the highest quality workforce. The Compensation Committee has designed our compensation program to directly link executive compensation to performance, in order to align the interests of the Company’s executive officers with those of its stockholders. At our 2019 Annual

Meeting of Stockholders, we received significant support from our stockholders for our 2018 executive compensation program, with approximately 95% of the votes cast in favor of an advisory vote to approve our executive compensation, which we refer to as a “say-on-pay” proposal. We believe this represents a strong indication of our stockholders’ support for our compensation program as a whole. In light of last year’s support, our 2019 executive compensation program is largely unchanged.

As reflected below, a significant portion of the 2019 compensation of our CEO and other NEOs has been allocated among cash and equity incentive compensation contingent upon the achievement of financial performance or other specific goals.

Consists of base salary paid in 2019 (as reported in the Salary column of the Summary Compensation Table), 2019 annual incentive awards paid in early 2020 (as reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table), long-term incentive awards granted in 2019 (as reported in the Stock Awards column of the Summary Compensation Table) and other compensation (as reported in the All Other Compensation column of the Summary Compensation Table).

    2020 Proxy Statement   |  21

COMPENSATION DISCUSSION AND ANALYSIS

In short, our compensation program for all executive officers is based on the following core principles:

Pay Competitively - We are committed to providing a total compensation package designed to retain our high-caliber performers and attract superior industry leaders to our Company. To achieve this goal, we compare our pay practices and overall pay levels with oil and gas, mining and logistics organizations as discussed below in Benchmarking Against Our Peers.

Pay Equitably - We believe that it is important to apply generally consistent guidelines for all executive officer compensation. In order to deliver equitable pay levels, the Compensation Committee considers depth and scope of accountability, complexity of responsibility, qualifications and executive performance, both individually and collectively as a team. The table above demonstrates that we look at compensation for our NEOs consistently.

Pay for Performance - Individuals in leadership roles are compensated based on a combination of total company, segment or business unit and individual performance factors. The objectives and results for 2019 for our NEOs are discussed in more detail below in The Elements and Application of Our Executive Compensation Program.

The Compensation Committee believes it is important to complement these core compensation principles with good governance and executive compensation best practices to ensure our stockholder interests and business strategy are aligned and balanced and risks related to compensation levels and incentives are mitigated. The following is a summary of some of our executive compensation best practices and policies.

WHAT WE DO		WHAT WE DON’T DO
✔	Clawback Policy. Our clawback policy allows us to recoup any performance−based cash or equity awards in certain situations.	✘	NO Excessive Perquisites. Perquisites for executives are limited and reviewed annually by the Compensation Committee.
✔
Stock Ownership Guidelines. Our CEO must own our stock valued at 4x his annual base salary; our COO and CFO must own at least 2x their annual base salary; and other executive officers must own at least 1.5x their annual base salary.
		✘	NO Guaranteed Bonuses. We do not provide guaranteed annual bonuses to any of our executive officers.
✔	Independent Compensation Consultant. The Compensation Committee retains its own independent compensation consultant.	✘	NO Pension Plan. We do not provide any qualified or non-qualified pension plans or other post-employment defined benefit plans to our executive officers.
✔
Double-Trigger Change in Control. We include a “double-trigger” change in control provision in our Change in Control Severance Plan (“CIC Plan”), so that participants will receive severance benefits only if both a change in control and a qualifying termination occur.
		✘	NO Special Tax Gross-ups. We do not provide tax gross-ups on perquisites received by our executive officers, except for tax gross-ups on relocation benefits, which are provided to all employees.
✔
Compensation Risk Assessment. We annually conduct a comprehensive analysis of the risk profile of our employee and executive compensation policies and programs with assistance from our independent compensation consultant.
		✘	NO Option Repricing, Reloads or Buyouts. We do not allow the repricing or cash buyout of stock options or stock appreciation rights, or reload provisions in stock option grants.
✔	Minimum Award Vesting Period. All of our equity awards are required to have at least a one-year vesting period.	✘	NO Hedging. All employees, including the NEOs, are prohibited from engaging in hedging or other monetization transactions related to our securities.

Benchmarking Against Our Peers

We believe that total compensation opportunities for our executive officers (including the NEOs) should be competitive with opportunities for executive officers in similar positions, with similar experience and with similar responsibilities in our marketplace. We generally seek to align base pay for our executives with the median base pay for similar executives at a peer group of companies, and calibrate variable, or “at-risk,” compensation to provide compensation opportunities above this benchmark when Company and individual performance are strong, while

22  |      2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

providing for consequences when performance targets are not met. The Compensation Committee engages its independent compensation consultant on executive compensation matters, including compiling and presenting comparative data and recommending compensation structures and levels. For that purpose, since 2013 the

Compensation Committee has retained Exequity LLP (“Exequity”) as its executive compensation consultant. The Compensation Committee determined Exequity’s engagement did not create any conflicts of interest in 2019 when applying the independence factors enumerated in applicable SEC and NYSE rules.

With the assistance of Exequity, the Compensation Committee established the following peer group for 2019 (the “2019 proxy peer group”) to benchmark the components of the total direct compensation of our NEOs. When the Compensation Committee established this peer group in July 2018, it sought to include companies it believed were competitors for talent, had a similar size, business mix and scope of operations as the Company.

Proxy Peer Group
C&J Energy Services, Inc.*	Compass Minerals International, Inc.	Core Laboratories N.V.
Covia Holdings Corporation*	Eagle Materials, Inc.	Graco, Inc.
IDEX Corporation	Keane Group Inc.*	Mammoth Energy Services, Inc.*
Minerals Technologies Inc.	Patterson-UTI Energy, Inc.*	ProPetro Holding Corp.*
Select Energy Services, Inc.*	Summit Materials, Inc.	Superior Energy Services, Inc.*
Tronox Holdings plc*	U.S. Concrete, Inc.
*	New to peer group for 2019

Changes to Peer Group

The Compensation Committee removed 9 companies from the 2018 proxy peer group when creating the 2019 proxy peer group because: (i) Fairmount Santrol Holdings merged with Unimin Corporation in May 2018; (ii) Dril-Quip, Forum Energy Tech and Oil States International had revenues that were expected to be much lower than those of U.S. Silica; (iii) Knight-Swift Transportation Holdings Inc. and Old Dominion Freight Line had market capitalization that was no longer comparable to that of U.S. Silica, and because they were not impacted by the cyclical nature of the oil and gas industry; and (iv) Innospec, Ferro and PDC Energy were engaged in business lines that were not comparable to U.S. Silica.

For 2019, the Compensation Committee replaced the companies noted above with the following energy and oilfield services companies to create a peer group we believed would better reflect our evolving business mix, scope of operations and annual revenues: (i) C& J Energy

Services, (ii) Keane Group, Inc.; (iii) Mammoth Energy Services; (iv) Patterson-UTI Energy; (v) ProPetro Holding Corp.; (vi) Select Energy Services; and (vii) Superior Energy Services. Covia was added to the 2019 peer group to replace Fairmount Santrol.

As of October 2018, when Exequity completed its study of target total direct compensation levels for the 2019 proxy peer group, the median market capitalization and most recently-reported trailing four quarter revenues for these companies were approximately $1.50 billion and $1.59 billion, respectively. Our market capitalization and most recently-reported trailing four quarter revenues at the time the study was completed were $1.46 billion (43rd percentile relative to the 2019 proxy peer group) and $1.50 billion (41st percentile relative to the 2019 proxy peer group), respectively.

Analysis of Benchmark Data

Exequity provided market compensation data using the 2019 proxy peer group established by the Compensation Committee. Exequity then analyzed the benchmark data and provided advice and insight to the Compensation Committee regarding competitive pay levels for the NEOs. At the end of 2018 and the beginning of 2019, the Compensation Committee reviewed the benchmark data for the CEO, and the Compensation Committee and the CEO reviewed the benchmark data from those peer groups for the other NEOs, at the 25th, 50th and 75th percentiles as a reference for determining the 2019 base salary, 2019 performance-based cash incentive (the “ABIP”) target awards and 2019 long-term incentive (the “LTI”) target awards for our NEOs. Based on this analysis, in February 2019, our Board of Directors increased the base salary, ABIP target percentage, and LTI value for Mr. Shinn to bring his compensation in line with the median for chief executive officers at companies in the 2019 proxy peer group. The Board approved a 10% salary increase, a 33% ABIP

    2020 Proxy Statement   |  23

COMPENSATION DISCUSSION AND ANALYSIS

target increase, and a 16% increase in LTI value. After giving effect to these increases, Mr. Shinn’s compensation was at the 47th percentile for chief executive officers in our 2019 proxy peer group and the average of our other NEO’s compensation was at the 52nd percentile for comparable positions in our proxy peer group.

The Compensation Committee intended to provide target total compensation opportunities for our executives that were generally comparable to median target total compensation opportunities among comparable executives in the 2019 proxy peer group and to calibrate variable compensation so that actual total compensation realized would be (i) higher than peer median pay opportunities in the event that performance was strong with respect to the Company and individual, and (ii) lower than peer median pay opportunities in the event that performance was weak with respect to the Company and individual.

CEO Realized Pay

In the course of the Compensation Committee’s review of our executive compensation program, the Compensation Committee noted that for the past several years, the realized pay of our CEO was much lower than his total compensation as reported in in the Summary Compensation Table of our proxy statements (his “reported pay”). This is because the largest element of our CEO’s pay consists of LTI awards, which are reported in the Summary Compensation Table based on their grant date fair value, and thus do not reflect the value that could be earned or is actually received from these grants. Realized pay, on the other hand (also known as take-home pay), is what Mr. Shinn actually received for a given fiscal year. We believe that it is useful to compare his realized pay for each year with his reported pay for the same period as illustrated in the chart below.

We calculate “realized pay” for a given year by adding together:

■	actual base salary paid;
■	the ABIP payout received for that year;
■	the value of LTI awards that vested during the year, valuing the shares based on the closing price of our common stock on the last business day of the year; and
■	the value of any perquisites.

CEO Reported Pay vs. Realized Pay
Salary
Bonus
LTI
All Other Comp.
Compensation (thousands)
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,235
$1,001
$7,760
$3,837
$4,724
$3,635
$4,159
$2,861
$6,221
$2,546
Reported Pay
Realized Pay
2015
2016
2017
2018
2019

24  |      2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

For the years 2015-2019, our CEO’s realized pay was 19.1%, 49.4%, 77.0%, 68.8% and 40.9% of his reported pay, respectively. Mr. Shinn did not exercise any stock options during the five-year period, so options are not addressed in the chart above. Mr. Shinn’s realized compensation has been far below his reported pay in each of 2018 and 2019 due to the Company’s negative TSR, which has resulted in below target, or in the case of 2019, zero payout of his performance share units (“PSUs”) which utilized TSR as a performance metric.

The following chart compares the realized pay of our CEO for the years 2015-2019 to both our TSR and Adjusted EBITDA over the same period. This graph demonstrates that our CEO's realized pay generally correlates to our TSR over that period, and that the trend in our stock price has generally been disconnected from strong results of operations.

CEO Realized Pay, Adjusted EBITDA, and TSR

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Compensation (thousands)
$400
$350
$300
$250
$200
$150
$100
$50
$0
Adjusted EBITDA (millions)
$300
$250
$200
$150
$100
$50
$0
TSR - $100 Indexed 12/31/2017
$1,001
$3,837
$3,635
$2,861
$2,546
2015
2016
2017
2018
2019
Salary
Bonus
LTI
All Other Comp.
Adjusted EBITDA
TSR

The Elements & Application of Our Executive Compensation Program

The Compensation Committee sets each of the elements of our executive compensation program and the total compensation targets for each of our NEOs in order to achieve an appropriate balance for the benefit of our strategy, our stockholders and our retention objectives. As a result, the Compensation Committee generally reviews and evaluates each executive’s total compensation as a whole, and may determine to increase or decrease the level of compensation provided by one component based on the level of compensation provided by another component. In establishing compensation levels and assessing each NEO’s performance, the Compensation Committee may take into account, in its discretion, the objectives identified by each NEO at the beginning of the year, the CEO’s assessment of each NEO (other than himself) against those objectives after the end of the year, and the CEO’s pay recommendations for each such NEO in light of such assessment. This measured approach is designed so that each NEO’s total compensation reflects prevailing market practices and Company and individual circumstances.

Base Salary

The base salaries for our NEOs are established in large part based on the salaries for persons holding similar positions within the 2019 proxy peer group and the Compensation Committee’s review of other factors, including: (i) each individual’s performance, results, qualifications and tenure; (ii) the job’s responsibilities, pay mix (incentives and other executive benefits and similar companies’ compensation practices; and (iii) our ability to replace the individual with another qualified candidate. Base salaries are reviewed and benchmarked against the relevant proxy peer group annually, as well as at the time of a promotion or other change in level of responsibilities, or when competitive circumstances or business needs may require. The Compensation Committee generally views the purpose of base salary as recognizing the experience, skills, knowledge and responsibilities of our named executive officers and retaining our high-performing executives. Mr. Ussery joined the Company in early 2019 as the

    2020 Proxy Statement   |  25

COMPENSATION DISCUSSION AND ANALYSIS

chief operating officer of our SandBox business line, and received a significant salary increase with his promotion to become an executive officer of the Company and President of our Oil and Gas Proppants business line, but his salary remained below the median of similarly positioned executives in our 2019 proxy peer group. In addition, Mr. Shinn received a salary increase to bring his compensation in line with the median for chief executive officers at companies in the 2019 proxy peer group.

The following table details base salary increases for 2019, as established by the Compensation Committee:

2019 Base Salary Increases
Officer	2018	2019	% Increase	Rationale
Bryan A. Shinn	$750,000	$825,000	10.0%	Adjustment to address below peer median positioning
Donald A. Merril	$386,600	$400,000	3.6%	Merit increase
Bradford B. Casper	$428,800	$450,000	5.2%	Merit increase for superior performance
Michael L. Winkler	$447,200	$450,000	0.6%	Adjustment to maintain desired market position
J. Derek Ussery	NA	$370,000	NA

Performance-Based Cash Incentives.

Employees, including NEOs, are eligible for performance-based cash incentives under the ABIP to facilitate alignment of compensation with achievement of short-term performance goals. ABIP awards are based on achieving pre-established goals in each of the following performance components: (i) Company performance; (ii) relevant segment or business line performance (referred to as “business unit performance” for purposes of the ABIP); and (iii) personal performance. Each of the performance components is independent of the others and is eligible for payout even if other performance component goals are not achieved; however, in no event would any payout exceed 200% of an employee’s overall 2019 ABIP target. The Compensation Committee believes that having the “at-risk” element in the ABIP and as part of the NEO’s equity-based incentives gives employees a financial stake in achieving our business objectives and motivates them to use their best efforts to realize our business goals. The tables below summarize the ABIP goals and components.

The following table shows each NEO’s performance-based cash incentive minimum, threshold, target and maximum payouts under the ABIP as of December 31, 2019, which were established by the Compensation Committee:

Range of 2019 ABIP Payout Opportunity
Name	Minimum	Threshold	Target	Maximum
Bryan A. Shinn	$0	$500,000	$1,000,000	$2,000,000
Donald A. Merril	$0	$187,500	$375,000	$750,000
Bradford B. Casper	$0	$225,000	$450,000	$900,000
Michael L. Winkler	$0	$225,000	$450,000	$900,000
J. Derek Ussery[1]	$0	$80,411	$160,822	$321,644
(1)	Represents a weighted average of his ABIP targets in 2019 before and after his promotion to be an executive officer of the Company. His target, threshold, and maximum as an executive officer were $125,000, $250,000 and $500,000, respectively.

The following table shows, for each NEO, the weighted value of each of the three ABIP components:

	% Weighting of 2019 ABIP Performance Components
	Company	Personal	ISP Segment	O&G Segment
Bryan A. Shinn	60%	20%	20%	—
Michael L. Winkler	60%	20%	20%	—
Bradford B. Casper	60%	20%	20%	—
Donald A. Merril	60%	20%	20%	—
J. Derek Ussery	20%	20%	—	60%

26  |      2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

ABIP Component Calculation – Company Performance

The Company Performance Component is based on Adjusted EBITDA for the year ended December 31, 2019. We define “Adjusted EBITDA” as our consolidated earnings before interest, taxes, depreciation and amortization, as audited, as adjusted by the Compensation Committee to take into consideration the following: (i) restructurings, discontinued operations, extraordinary items or events (including acquisitions and divestitures and related expenses), and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within the reasonable control of our management, (iii) losses incurred as a result of any goodwill impairment, (iv) a change in tax law or accounting standards required by

GAAP, and (v) other adjustments permitted under our credit agreement. Our Compensation Committee selected Adjusted EBITDA because it is a key metric used by management, the Board and our investors to assess our operating performance, and because it is an objective metric that can be consistently measured and applied. Adjusted EBITDA is a non-GAAP measure. We provide a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure in How We Evaluate Our Business in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of our 2019 Annual Report on Form 10-K. The Company Performance Component funded the 2019 ABIP as follows:

2019 Results (Adjusted EBITDA)	Percentage of Company Performance Component Target Paid(1)
Less than 80% of Adjusted EBITDA Target	0%
80% of Adjusted EBITDA Target	50%	Minimum threshold for any payout
100% of Adjusted EBITDA Target	100%	Target
110% of Adjusted EBITDA Target	150%
120% of Adjusted EBITDA Target	200%	Maximum
(1)	There is a linear progression between the targets.

ABIP Component Calculation – Business Unit Performance

The Business Unit Performance Component is based on the relevant business unit’s contribution margin for the year ended December 31, 2019. “Business unit contribution margin,” a non-GAAP measure, is a key metric that management uses to evaluate our operating performance and to determine resource allocation between segments. Business unit contribution margin is the given business unit’s contribution to the company’s financials less certain corporate costs not directly related to the operations of the segment such as operations management, corporate purchasing, accounting, treasury, information technology, legal and human resources. Our Compensation Committee selected business unit contribution margin because it is a key metric used by management, the Board and our investors to assess our operating performance, and because it is an objective metric that can be consistently measured and applied. Business unit contribution margin is a non-GAAP measure. All of our officers used our ISP segment for the Business Unit Performance Component except for Derek Ussery, who used the O&G segment. Prior to his appointment as President of our Oil and Gas Proppants business line in November 2019, Mr. Ussery was the chief operating officer of our SandBox business line. In connection with Mr. Ussery’s promotion, the Compensation Committee adjusted Mr. Ussery’s 2019 goal such that 60% of his ABIP award would be tied to the business unit contribution margin of the entire O&G segment rather than only the SandBox business line. We provide a reconciliation of this measure to the most directly comparable GAAP financial measure in How We Evaluate Our Business in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of our 2019 annual report on Form 10-K (in which this metric is referred to as “segment contribution margin” rather than “business unit contribution margin”). The Business Unit Performance Component was incorporated into the 2019 ABIP as follows:

2019 Results (Business Unit Contribution Margin)	Percentage of BU Contribution Margin Component Target Paid(1)
Less than 80% of BU Contribution Margin Target	0%
80% of BU Contribution Margin Target	50%	Minimum threshold
100% of BU Contribution Margin Target	100%	Target
110% of BU Contribution Margin Target	150%
120% of BU Contribution Margin Target	200%	Maximum
(1)	There is a linear progression between the targets.

    2020 Proxy Statement   |  27

COMPENSATION DISCUSSION AND ANALYSIS

ABIP Component Calculation – Personal Performance

The Personal Performance Component for each NEO is based on the following operational and performance objectives, in each case customized and established by the Compensation Committee for the applicable NEO based on his or her job responsibilities and other relevant factors:

■	continued cash management and cost reduction in an uncertain market environment;
■	improving the accounting and financial structure while ensuring continued effective internal control over financial reporting;
■	meeting environmental, health and safety performance goals;
■	delivering budgeted savings under our cost improvement program;
■	developing a flexible capital expenditure budget to meet changing market conditions;
■	leading technology growth initiatives;
■	improving the O&G segment market share;
■	developing a growth strategy for the ISP segment;
■	expanding product offerings to further differentiate our business model; and
■	continued enhancement of relationships with key customers.

As with the Company Performance Component and the Business Unit Performance Component, each NEO’s Personal Performance Component contribution to his ABIP payout is capped at 200% of the Personal Performance Component target.

ABIP Calculation – Combining the ABIP Components and Determining 2019 ABIP Payouts.

When determining each NEO’s 2019 ABIP payout, the Compensation Committee evaluated each of the following financial achievements in the context of pre-determined minimum target and maximum goals: (i) the Company’s Adjusted EBITDA of $286.3 million; (ii) the contribution margin for the O&G segment, comprised of the SandBox and Oil & Gas Proppants business lines, of $248.6 million; (iii) the contribution margin for the ISP segment, comprised of the Specialty Minerals and Performance Materials business lines, of $178.2 million. In establishing the goals for each of these financial measures, the Compensation Committee set minimum thresholds, targets and maximum payouts with an expectation to pay out at target. In making these determinations, the Compensation Committee considered the Company’s performance with respect to these metrics in recent periods; recent and known upcoming trends in the Company’s business that could affect its performance, including any planned business acquisitions or other extraordinary transactions; and industry and market trends that could impact these metrics. As part of this review of extraordinary transactions, the Compensation Committee determined that it was appropriate to reduce the Company’s Adjusted EBITDA by $12.9 million for the purpose of calculating ABIP payouts, as the Compensation Committee determined that the NEOs should only receive partial credit for shortfall penalties assessed to multiple customers according to contract terms which were realized in 2019.

For the purposes of the individual performance component, the Compensation Committee considered:

■	the Committee’s and Board’s assessment of each NEOs performance;
■	the CEO’s assessment of the other NEO’s performances;
■	the relative compensation and organizational roles and responsibilities of each NEO; and
■	the following Company, business unit and personal performance outcomes in 2019:
➤	our financial achievements in a difficult operating environment;
➤	our achievement of becoming the leading company in market share of oil and gas proppant volumes in the fourth quarter of 2019;
➤	the introduction of new and higher margin products in the ISP segment;
➤	our 5% growth in proppant logistics market share year-over-year;
➤	frac sand pricing decline in the latter half of 2019;
➤	our realized savings through cost reduction projects across the organization in 2019;
➤	the development of new applications for our SandBox technologies;

28  |      2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

➤	the successful audit of our financial statements and internal control over financial reporting in which no material weaknesses were identified; and
➤	the Company’s record-breaking low recordable injury rate, including a 40% decrease from 2018, resulting in the best safety year ever for the Company.

Based on the foregoing factors, the Compensation Committee determined that the following payouts should be made to the NEOs under the 2019 ABIP:

Name	Target ABIP ($)		Performance by Component					Total Payout
			Corporate	ISP	O&G	Individual	% of Target		Payout ($)
Bryan A. Shinn	$1,000,000		167%	93%	N/A	100.0%	138.7%	$1,387,461
Donald A. Merril	$375,000		167%	93%	N/A	100.0%	138.7%	$520,298
Bradford B. Casper	$450,000		167%	93%	N/A	125.0%	143.7%	$646,857
Michael L. Winkler	$450,000		167%	93%	N/A	100.0%	138.7%	$624,357
J. Derek Ussery	$160,822	(1)	167%	N/A	200%	154.0%	184.2%	$296,282
(1)	Represents a weighted average of his ABIP targets in 2019 before and after his promotion to be an executive officer of the Company.

Equity-Based Incentives.

The Compensation Committee views the primary purpose of equity-based awards as aligning the long-term interests of our executives and our stockholders by incentivizing achievement of long-term performance goals. In addition, equity-based compensation is intended to retain our executives through extended vesting schedules and performance periods. For the most recent PSU cycles, beginning with the 2016-2018 cycle, the performance measure for awards of PSUs has been relative TSR over three years. In January 2019, the Compensation Committee decided to diversify the metrics for the PSU vesting to include a new metric called Adjusted Cash Flow, a non-gaap measure, due to our strategic focus on generating cash.

For 2019, each of our NEOs received equity awards consisting of the following performance-based component and service-based component:

■	15% of the target total award value was in the form of PSUs using TSR as compared to the TSR of the companies in the PSU peer group below (the “TSR Peer Group”) over the same performance period as the performance metric (the “TSR PSUs”);
■	40% of the target total award value was in the form of PSUs using Adjusted Cash Flow as the performance metric (the “Cash Flow PSUs”); and
■	45% of the target total award value was in the form of restricted stock units (“RSUs”) that vest ratably over three years, subject to continued service for us on each vesting date but without regard to any performance criteria (although the value realized on vesting depends on the share price on the vesting dates).

With respect to the TSR PSUs, the number of PSUs earned by the NEOs will be based on our TSR, calculated as described below, over the period from January 1, 2019 through December 31, 2021, expressed as a percentage ranking as compared to the TSR for the same performance period of each of the companies in the TSR Peer Group listed below (our “TSR Ranking”), in accordance with the following schedule:

TSR Ranking January 1, 2019 through December 21, 2021	Number of PSU’s Vested as Percentage of Target
Below 30th Percentile	0%
30th Percentile	50% (Threshold)
50th Percentile	100%
75th Percentile	150%
Equal to or Greater than 90th Percentile	200% (Maximum)

    2020 Proxy Statement   |  29

COMPENSATION DISCUSSION AND ANALYSIS

No PSUs will be earned if the threshold goal is not met. To the extent that the actual TSR Ranking for the performance period is between goals, the number of PSUs to vest will be determined on a pro rata basis using straight line interpolation.

For purposes of the TSR PSUs, the term “TSR” shall mean total stockholder return for a company, expressed as a percentage, determined by dividing (i) an amount equal to the sum of (x) the difference between the Beginning Stock Price and the Ending Stock Price and (y) the sum of all dividends paid on one share of such company’s stock during the performance period, provided that dividends shall be treated as reinvested on the ex-dividend date at the closing price on that date, by (ii) the Beginning Stock Price, as calculated in good faith by the Compensation Committee. “Beginning Stock Price” for a company shall mean the average closing price on the applicable stock exchange of one share of the company’s stock for the 60 days immediately prior to the first day of the performance period. “Ending Stock Price” for a company shall mean the average closing price on the applicable stock exchange of one share of the company’s stock for the 60 days immediately prior to the last day of the performance period.

The Compensation Committee selected the companies in the TSR Peer Group in conjunction with Exequity by analyzing companies in the Russell 3000 who had similar historical performance results to U.S. Silica over the five years preceding October 2018. The Compensation Committee believes that this array of companies reflects an appropriate benchmark for Company TSR performance, while the Proxy Peer Group reflects competitors for executive talent among companies in similar industries and of similar size and scope of operations. The TSR peer group includes the following companies:

Abraxas Petroleum Corporation	Newfield Exploration Company
Apache Corporation	Newpark Resources, Inc.
C&J Energy Services, Inc.*	Noble Corporation plc
Callon Petroleum Company	Oasis Petroleum Inc.
CARBO Ceramics Inc.	Oil States International, Inc.
Carrizo Oil & Gas, Inc.	Parsley Energy, Inc.
Continental Resources, Inc.	Patterson-UTI Energy, Inc.*
Covia Holdings Corporation	PDC Energy, Inc.
Devon Energy Corporation	ProPetro Holding Corp.*
Diamondback Energy, Inc.	QEP Resources, Inc.
Ensco plc	Rowan Companies plc
Extraction Oil & Gas, Inc.	RPC, Inc.
Forum Energy Technologies, Inc.	Select Energy Services, Inc.*
Helix Energy Solutions Group, Inc.	SM Energy Company
Helmerich & Payne, Inc.	Smart Sand, Inc.
Keane Group, Inc.*	Superior Energy Services, Inc.*
Laredo Petroleum, Inc.	TETRA Technologies, Inc.
Mammoth Energy Services, Inc.*	Transocean Ltd.
Marathon Oil Corporation	Unit Corporation
Matador Resources Company	Whiting Petroleum Corporation
Murphy Oil Corporation	WPX Energy, Inc.
Nabors Industries Ltd.

For purposes of the Cash Flow PSUs, “Adjusted Cash Flow” is calculated by subtracting capital expenditures, working capital, and other cash related items from Adjusted EBITDA. The absolute target for the Cash Flow PSUs will be selected each year based on our forecast for cash generation in February of that year through December 31. Performance relative to that target amount will be evaluated at the end of each respective year, and after December 31, 2021 the Cash Flow PSUs earned relative to target will be based on the average of the three annual performance results relative to their respective targets.

The Compensation Committee believes our long-term incentive program aligns the interests of our NEOs with our stockholders, provides our NEOs with incentives linked to long-term performance and creates an ownership culture. Additionally, the vesting feature of our long-term incentive program contributes to executive retention because this feature provides an incentive to our NEOs to remain in our employ during the vesting period.

In determining the mix of equity awards and the individual target award opportunities under the long-term incentive program, the Board and the Compensation Committee

30  |      2020 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

exercised its judgment and discretion, in consultation with our CEO and the Compensation Committee’s compensation consultant, and considered, among other things, the roles and responsibilities of each NEO, competitive factors including a review of market data as discussed in Benchmarking Against Our Peers, the amount of stock-based equity compensation already held by the NEO, and the cash-based compensation received by the NEO.

The RSU awards granted to NEOs vest ratably over three years subject to each NEOs continued service for the

Company at each vesting date, while the PSU awards granted to NEOs will vest, if at all, only upon achievement of the performance criteria described above. We have included the RSU awards and PSU awards approved by the Board and the Compensation Committee in 2019 for each named executive officer in the Grants of Plan-Based Awards Table.

No Payout Under the 2017-2019 Performance Share Units

Performance share units with a performance period that began on January 1, 2017 and ended on December 31, 2019 were granted to our executive officers in 2017. These grants are included in the Outstanding Equity Awards at Fiscal Year-End table below. Based on our TSR Ranking during this 2017-2019 performance period, the Compensation Committee determined that our TSR Ranking was positioned at the bottom of the peer group comprising of the companies in the S&P SmallCap 600 Energy Sector Index that were part of such index at both the beginning and the end of the performance period. As a result, the Compensation Committee determined that our NEOs would receive no payout under these PSUs. In reaching this determination, the Compensation Committee noted that several companies were dropped from the S&P SmallCap 600 Energy Sector Index and therefore excluded from the calculation due to declines in market capitalization, insolvency, or because they otherwise ceased to exist prior to the end of the performance period. The exclusion of these companies negatively impacted the Company’s TSR Ranking for the period.

Additional Executive Benefits, Perquisites and Policies

In addition to our three primary compensation components, we provide our NEOs limited additional benefits as described below. Some of these benefits, such as executive life insurance coverage and long-term disability insurance are provided for competitive reasons which the Board believes are reasonable and in the best interests of our Company and our stockholders. Consistent with our compensation philosophy, we intend to continue to maintain our current types and levels of benefits for our executive officers, including retirement plans, health and welfare benefits and life insurance and long-term disability insurance as described below. The Compensation Committee, in its discretion, may revise, amend or add to an officer’s executive benefits if it deems it advisable. We believe these benefits are generally equivalent to benefits provided by comparable companies. In return for these additional benefits, our officers are also subject to the policies discussed in this section.

Retirement Plan Benefits.

We sponsor a 401(k) plan covering substantially all eligible employees. Employee contributions to the 401(k) plan are voluntary. We contribute an amount equal to dollar for dollar of a covered employee’s eligible contribution up to 6% of a participant’s salary. There may be an additional discretionary match for eligible employees in the event the Company achieves the EBITDA performance threshold set by the Board for the given year. The discretionary match may pay a participant an additional twenty-five cents on the dollar up to the first 4% an employee contributed to the 401(k) plan. The contributions based on our achievement of the performance metric are paid during the spring of the following fiscal year. In the case of both the matching program and the discretionary matching program, an employee is immediately fully vested in our contributions. Contributions by participants are limited to their annual tax deferred contribution limit as allowed by the Internal Revenue Service.

None of our NEOs participate in or have account balances in our defined pension plan or in any other qualified or nonqualified defined benefit plans sponsored by us. Either our Board or our Compensation Committee may elect to adopt qualified or nonqualified benefit plans in the future if it determines that doing so is in our best interest.

Perquisites.

Perquisites for our NEOs are discussed in the footnotes to the Summary Compensation Table and were comprised of our employer contributions under the Company’s 401(k) plan and cash dividends paid on vested equity awards that were paid for periods in which such awards were unvested. We believe that the executive perquisites we provide are de minimis in amount and consistent in form to those offered to executives of our 2019 proxy peer group listed in Benchmarking Against Our Peers. We do not provide tax gross-up on perquisites that are provided to our executive officers, other than tax gross-ups on relocation benefits,

    2020 Proxy Statement   |  31

COMPENSATION DISCUSSION AND ANALYSIS

which we provide to all employees who receive relocation benefits and which we believe is a prevalent market practice.

Employment Agreement and CIC Plan

In March 2012, we entered into an employment agreement with Mr. Shinn, our CEO, which has been amended once since originally executed. The agreement specifies Mr. Shinn’s salary, benefits, and other employment terms, including severance benefits payable in the event of termination or change in control, which are described elsewhere in this Proxy statement. None of our other NEOs has an employment agreement with us.

Additionally, in February 2016, the Compensation Committee approved the CIC Plan, which provides certain severance benefits payable to our NEOs in the event of termination or change in control. The terms of the CIC Plan are discussed under Executive and Director Compensation Tables and Other Information—Potential Payments Upon Employment Termination or Change in Control below.

The Compensation Committee determined to provide the severance benefits set forth in the CEO’s employment agreement and the CIC Plan because it believes these benefits are an important tool for retaining the services of our NEOs in light of the competitive compensation landscape. Moreover, as discussed above, the severance benefits earned under the CEO’s employment agreement and the CIC Plan in the event of a change in control are based on a “double-trigger” standard, so that severance benefits will be paid only if both a change in control and a qualifying termination occur. The Compensation Committee determined this standard reflects current market practices, while still providing appropriate benefits to executives in the event of a termination in connection with a change in control.

Tax and Accounting Policies

The Tax Cuts and Jobs Act enacted in December of 2017 (“TCJA”) amended certain aspects of Section 162(m) of the Internal Revenue Code (“IRC”), including to repeal the exclusion under that section of certain performance-based compensation from the $1 million limit on tax deductibility for compensation paid to our NEOs in 2018 and future years. Accordingly, with respect to compensation granted or awarded after November 2017, the availability of the exclusion under Section 162(m) is no longer a consideration with respect to determining which elements of compensation are to be paid, and how they are weighted. For incentive awards that were outstanding prior to the effective date of the TCJA, to the extent they qualify as “grandfathered” awards under Section 162(m), we currently intend to administer them in accordance with Section 162(m)

to preserve their tax deductibility to the extent possible or desirable. Many other IRC provisions (including Section 409A), SEC regulations and accounting rules affect the payment of executive compensation and are generally taken into consideration as programs are developed.

Clawback Policy

The Board has adopted a clawback policy providing that the Compensation Committee may recoup any performance-based compensation (cash or equity) from any executive officer whom the Compensation Committee determines has engaged in fraud, willful misconduct or gross negligence that directly caused or contributed to a material restatement of the Company’s financial results. The policy allows the Compensation Committee to recoup annual and long-term performance-based incentive compensation paid within 12 months of a restatement if, in the Compensation Committee’s sole and reasonable discretion, the incentive compensation would not have been paid, or would have been paid at a lower amount, had it been based on the restated financial results. To date, no executive officer has been subject to any clawbacks under the policy.

Executive Stock Ownership Requirements

Our Stock Ownership Guidelines require executives to hold equity valued at a multiple of base salary, with a minimum of 1.5 x base salary for some executive management team members, 2 x base salary for the CFO and COO, and 4 x base salary for the CEO. The Compensation Committee reviews compliance with the guidelines annually. Employees have five years from the date they become subject to these guidelines to comply and may satisfy the requirements with shares owned directly, shares owned indirectly (e.g. by a spouse, in a trust, etc.) and/or time-vested restricted stock and RSUs. Unexercised stock options and unearned PSUs are not counted toward meeting the guidelines. In November 2019, due to the significant volatility in the value of our stock during the second half of 2019, the Compensation Committee amended our Stock Ownership Guidelines by exempting participants who were (1) subject to and in compliance with the Stock Ownership Guidelines in February 2019 and (2) had not made any sales of our stock from February 2019 to the evaluation of compliance in February 2020.

Taking into account the November 2019 amendment to the Stock Ownership Guidelines, as of February 2020, the Nominating and Governance Committee determined that all of our NEOs were in compliance with these Stock Ownership Guidelines.

32  |      2020 Proxy Statement

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis beginning on page 19 with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2020 Annual Meeting of Stockholders.

J. Michael Stice, Chairman
Diane Duren
Charles W. Shaver

This Compensation Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act, other than as provided by applicable SEC rules, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act. This Compensation Committee Report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

COMPENSATION RISK ASSESSMENT

We have conducted a comprehensive analysis of the risk profile of our employee and executive compensation policies and programs and determined that the risks arising from our compensation policies and programs are not reasonably likely to have a material adverse effect on the Company. This comprehensive risk assessment was conducted by the Compensation Committee’s compensation consultant, with assistance from management, under the direction of the Compensation Committee. This risk assessment was finalized and presented to the Compensation Committee in March 2020.

    2020 Proxy Statement  |  33

EXECUTIVE AND DIRECTOR COMPENSATION TABLES AND OTHER INFORMATION

2019 Summary Compensation Table

The following table presents information concerning the total compensation for the last three years for our NEOs, consisting of (1) individuals who served as our principal executive officer or principal financial officer during 2019 and (2) our three most highly compensated executive officers, other than our principal executive officer and principal financial officer, who were serving as executive officers as of December 31, 2019.

Summary Compensation Table
Name & Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation (5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Bryan Shinn Chief Executive Officer	2019	$806,250		$3,977,546	—	$1,387,461	—	$50,077	$6,221,334
	2018	$731,250	—	$2,507,242	—	$699,000	—	$221,280	$4,158,772
	2017	$668,750	—	$2,760,368	—	$1,221,750	—	$73,370	$4,724,238
Donald Merril Executive Vice President and Chief Financial Officer	2019	$396,650		$1,136,454	—	$520,298	—	$26,067	$2,079,469
	2018	$380,487	—	$807,751	—	$259,749	—	$168,946	$1,616,933
	2017	$360,650	—	$907,014	—	$499,279	—	$20,445	$1,787,388
Bradford B. Casper President	2019	$444,700		$1,477,393	—	$646,857	—	$30,382	$2,559,332
	2018	$421,600	—	$907,937	—	$421,082	—	$32,613	$1,783,232
	2017	$387,500	—	$1,022,379	—	$723,200	—	$32,506	$2,165,585
Michael L. Winkler Executive Vice President and Chief Operating Officer	2019	$449,300		$1,477,393	—	$624,357	—	$29,846	$2,580,896
	2018	$439,150	—	$1,070,244	—	$347,364	—	$33,009	$1,889,767
	2017	$413,250	—	$1,210,918	—	$744,896	—	$61,183	$2,430,247
J. Derek Ussery(4) Senior Vice President and President, Oil & Gas	2019	$302,121	—	$1,101,942	—	$296,282	—	$7,151	$1,707,496
(1)	The amounts in this column are different from the annual salaries approved by the Compensation Committee and disclosed under Compensation Discussion and Analysis—The Elements and Application of Our Executive Compensation Programs—Base Salary because the approved increases did not take effect until April 2019.
(2)	The amounts in this column reflect the aggregate grant date fair value of stock awards in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 and as reported in Note P to the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019, but assuming no forfeitures. For each NEO the amount reflected in the Stock Awards column represents a combination of RSUsand PSUs. For RSUs and PSUs granted in 2017 and 2018, participants do not have rights to cash dividends on the awards until after such awards vest and the shares are delivered. However, starting in 2019, PSU recipients accrued dividend rights on un-vested PSU awards which will be remitted to the recipient to the extent that the PSUs vest. Please refer to the table below for the value of the RSUs and PSUs granted to each of our NEOs in 2019.
Name	RSA	RSU	PSU	Total
B. Shinn	—	$1,654,292	$2,323,253	$3,977,546
D. Merril	—	$472,661	$663,793	$1,136,454
B. Casper	—	$614,458	$862,935	$1,477,393
M. Winkler	—	$614,458	$862,935	$1,477,393
J. Ussery	$533,698	$236,337	$331,907	$1,101,942

The RSUs vest ratably over a three-year period beginning one year from the grant date. The amounts disclosed for the PSUs reflect the fair value as of the grant date based on an accounting valuation analysis. The PSUs are paid out only if we meet performance objectives established by the Compensation Committee at the beginning of the performance period. Actual payouts will range from 0% to 200% of the amounts shown in the table above. For more information on the performance objectives for these PSUs, see Compensation Discussion and Analysis—The Elements and Application of Our Executive Compensation Program—Equity-Based Incentives.

34  |      2020 Proxy Statement

EXECUTIVE AND DIRECTOR COMPENSATION TABLES AND OTHER INFORMATION

(3)	For 2019, “all other compensation” is comprised of our employer contributions under the Company's 401(k) plan and cash dividends paid on vested equity awards that were paid for periods in which such awards were unvested. The 401(k) contributions were provided at the same levels as provided to all employees eligible to participate in the Company's 401(k) plan and cash dividends were paid at the same rate as paid to all stockholders and were not included in the aggregate grant date fair value of the equity awards disclosed in the year of grant. A breakdown of the amounts follows:
Name	Company Contributions to 401(k) Plan ($)	Cash Dividends ($)	Total
B. Shinn	$21,488	$28,589	$50,077
D. Merril	$17,056	$9,011	$26,067
B. Casper	$20,482	$9,900	$30,382
M. Winkler	$17,071	$12,775	$29,846
J. Ussery	$7,151	$—	$7,151
(4)	Mr. Ussery became an executive officer of our Company in 2019; consequently, in accordance with SEC rules his compensation for 2017 and 2018 is not included in this Summary Compensation Table.
(5)	The amounts in this column reflect payouts under the ABIP program.

CEO Employment Agreement

As described in Compensation Discussion and Analysis, in March 2012, we entered into an employment agreement with our CEO. The agreement provides that Mr. Shinn is to serve as our CEO, with the normal duties, responsibilities, functions and authority of such positions, and that Mr. Shinn’s employment as such shall continue until the earlier of his resignation, death or disability or termination by us. Pursuant to the agreement, Mr. Shinn is entitled to an annual base salary of at least $400,000, which has been adjusted by the Board to $825,000 over the past six years. The agreement also provides that Mr. Shinn is eligible to earn a short-term, performance-based cash incentive payment for each year under the ABIP in which our other executive officers participate. For 2019, his target annual incentive has been established by the Board at 121% of his annual base salary. Pursuant to the agreement, Mr. Shinn also receives benefits in accordance with the health and welfare plans we provide to other members of our senior management, up to 25 days of paid time off annually and reimbursement for all reasonable business expenses that he incurs in the course of performing his duties and responsibilities and that are consistent with our policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to our requirements with respect to reporting and documentation of such expenses. Further, the agreement provides that Mr. Shinn is entitled to receive certain severance compensation in the event of termination or change of control, which is described under Potential Payments Upon Employment Termination or Change in Control below.

    2020 Proxy Statement  |  35

EXECUTIVE AND DIRECTOR COMPENSATION TABLES AND OTHER INFORMATION

Grants of Plan-Based Awards

As described in Compensation Discussion and Analysis, we granted cash -based and equity awards to the NEOs in 2019 under our ABIP and long-term incentive plans, respectively. The following table sets forth the range of future payouts pursuant to plan-based awards granted in 2019:

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards Shares/Units(3)	Stock Options # of Units	Exercise or Base of Option Awards ($/share)	Grant Date Fair Value(4)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum #
B. Shinn		$500,000	$1,000,000	$2,000,000
	2/12/2019							121,998	—		$1,654,292
	2/12/2019				74,555	149,109	298,218				$2,323,253
D. Merril		$187,500	$375,000	$750,000
	2/12/2019							34,857	—		$472,661
	2/12/2019				21,302	42,603	85,206				$663,793
B. Casper		$225,000	$450,000	$900,000
	2/12/2019							45,314	—		$614,458
	2/12/2019				27,692	555,383	110,766				$862,934
M. Winkler		$225,000	$450,000	$900,000
	2/12/2019							45,314	—		$614,457
	2/12/2019				27,692	55,383	110,766				$862,934
J. Ussery		$80,412	$160,822	$198,493
	1/15/2019							42,123	—		$533,698
	2/12/2019							17,429			$236,337
	2/12/2019				10,651	21,302	42,604				$331,907
(1)	For more information on the factors considered in determining the actual amount of the performance-based cash incentive payouts see Compensation Discussion and Analysis—The Elements and Application of Our Executive Compensation Program—Performance-Based Cash Incentives. Actual award payments are reported in the Non-Equity Incentive Plan Compensation column of the 2019 Summary Compensation Table.
(2)	Represents number of shares of common stock that may be issued upon vesting of PSUs following completion of the performance period from January 1, 2019 through December 31, 2021. The PSU performance measures are described in Compensation Discussion and Analysis—The Elements and Application of Our Executive Compensation Program—Equity-Based Incentives.
(3)	Represents service-based restricted stock units or shares of restricted stock that vest ratably over a three-year period from the grant date.
(4)	The aggregate grant date fair values calculated in accordance with FASB ASC Topic 718 are also reported and explained in the Stock Awards column of, and footnotes to, the 2019 Summary Compensation Table.

36  |      2020 Proxy Statement

EXECUTIVE AND DIRECTOR COMPENSATION TABLES AND OTHER INFORMATION

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes outstanding equity awards held by our NEOs as of December 31, 2019. The market values in the table below are based on $6.15 per share, which was the closing price of our common stock on December 31, 2019, the final trading day of fiscal 2019.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Stock Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(1)	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(2)	Equity Incentive Plan Awards: Market Value of Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
B. Shinn
Options	52,300	—	—	$49.39	11/3/2024
	47,747	—	—	$28.70	2/12/2025
	72,954	—	—	$30.85	6/1/2025
Restricted stock / Restricted Stock Units						155,275	$954,941
Performance Share Units								197,214	$1,212,866
D. Merril
Options	12,500	—	—	$13.17	10/15/2022
	22,800	—	—	$49.39	11/3/2024
	16,137	—	—	$28.70	2/12/2025
	24,912	—	—	$30.85	6/1/2025
Restricted stock / Restricted Stock Units						45,623	$280,581
Performance Share Units								58,101	$357,321
B. Casper
Options	7,789	—	—	$10.33	7/12/2021
	9,487	—	—	$16.90	7/12/2021
	14,287	—	—	$49.39	11/3/2024
	3,811	—	—	$28.70	2/12/2025
	7,548	—	—	$30.85	6/1/2025
Restricted stock / Restricted Stock Units						46,690	$287,144
Performance Share Units								66,804	$410,845
M. Winkler
Options	41,200	—	—	$49.39	11/3/2024
	21,544	—	—	$28.70	2/12/2025
	24,912	—	—	$30.85	6/1/2025
Restricted stock / Restricted Stock Units						59,601	$366,546
Performance Share Units								75,918	$466,896
J. Ussery
Options	—	—	—	N/A	N/A
Restricted stock / Restricted Stock Units						59,522	$366,060
Performance Share Units								21,302	$131,007

    2020 Proxy Statement  |  37

EXECUTIVE AND DIRECTOR COMPENSATION TABLES AND OTHER INFORMATION

(1)	The vesting dates of the unvested service-based restricted stock and RSUs are as follows:
Name	Grant Date	Unvested Shares (#)	Remaining Vesting Dates
B. Shinn	4/1/2017	7,038	April 1, 2020
	4/1/2018	26,239	April 1, 2020, and 2021
	2/12/2019	121,998	February 12, 2020, 2021, and 2022
D. Merril	4/1/2017	2,313	April 1, 2020
	4/1/2018	8,453	April 1, 2020, and 2021
	2/12/2019	34,857	February 12, 2020, 2021, and 2022
B. Casper	4/1/2017	1,173	April 1, 2020
	4/1/2018	6,503	April 1, 2020, and 2021
	2/12/2019	39,014	February 12, 2020, 2021, and 2022
M. Winkler	4/1/2017	3,087	April 1, 2020
	4/1/2018	11,200	April 1, 2020, and 2021
	2/12/2019	45,314	February 12, 2020, 2021, and 2022
J. Ussery	1/15/2019	42,123	January 15, 2020, 2021, and 2022
	2/12/2019	17,429	February 12, 2020, 2021, and 2022
(2)	Represents the target awards of PSUs (each unit to be paid in a share of common stock) that were made for the performance periods January 1, 2018 through December 31, 2020 and January 1, 2019 through December 31, 2021 pursuant to our long-term incentive program. The number of units granted to each NEO for each performance period were as follows:
Name	January 1, 2018– December 31, 2020 (#)	January 1, 2019– December 31, 2021 (#)	Total (#)
B. Shinn	48,105	149,109	197,214
D. Merril	15,498	42,603	58,101
B. Casper	13,920	52,884	66,804
M. Winkler	20,534	55,383	75,917
J. Ussery	—	21,302	21,302

The PSUs are paid out only if we meet performance objectives established by the Compensation Committee at the beginning of the performance period. Participants have no rights to any dividends paid on any PSUs until shares are delivered. For more information on applicable performance measures, see Material Elements of Compensation in Compensation Discussion and Analysis. See Potential Post-Employment Payments for a description of the treatment of PSUs in the event that employment is terminated.

A payout is anticipated under the PSUs related to the performance period from January 1, 2018 through December 31, 2020 and a payout is anticipated under the PSUs related to the performance period from January 1, 2019 through December 31, 2021 because actual performance over the performance period is expected to meet the performance objectives established by the Compensation Committee at the beginning of the performance period.

38  |      2020 Proxy Statement

EXECUTIVE AND DIRECTOR COMPENSATION TABLES AND OTHER INFORMATION

Option Exercises and Stock Vested

The following table provides information regarding amounts realized by each named executive officer due to the vesting of RSUs during 2019. No stock options were exercised by any of our NEOs in 2019 and no PSUs vested in 2019. All values are based on the closing price of our common stock on the applicable vesting date.

	Option Exercise and Stock Vested in 2019
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting
B. Shinn(1)	—	—	49,211	$852,085
D. Merril(2)	—	—	15,603	$270,148
B. Casper(3)	—	—	17,236	$298,406
M. Winkler(4)	—	—	21,797	$377,440
J. Ussery	—	—	—	—
(1)	Represents 29,052 RSUs that vested on March 31, 2019 (the shares were valued at $17.36 per share) and 20,159 RSUs that vested on April 1, 2019 (the shares were valued at $17.25 per share). Mr. Shinn still holds the vested shares less shares withheld to pay taxes.
(2)	Represents 9,063 RSUs that vested on March 31, 2019 (the shares were valued at $17.36 per share) and 6,540 RSUs that vested on April 1, 2019 (the shares were valued at $17.25 per share). Mr. Merril still holds the vested shares less shares withheld to pay taxes.
(3)	Represents 9,878 RSUs that vested on March 31, 2019 (the shares were valued at $17.36 per share), and 7,358 RSUs that vested on April 1, 2019 (the shares were valued at $17.25 per share). Mr. Casper still holds the vested shares less shares withheld to pay taxes.
(4)	Represents 13,108 RSUs that vested on March 31, 2019 (the shares were valued at $17.36 per share) and 8,689 RSUs that vested on April 1, 2019 (the shares were valued at $17.25 per share). Mr. Winkler still holds the vested shares less shares withheld to pay taxes.

Retirement Plans

As discussed above in Additional Executive Benefits and Perquisites—Retirement Plan Benefits, we sponsor a 401(k) plan covering substantially all eligible employees, including our NEOs.

None of our NEOs participate in or have account balances in our defined pension plan or in any other qualified or nonqualified defined benefit plans sponsored by us.

Deferred Compensation

We do not currently maintain a non-qualified deferred compensation program, and none of our NEOs have account balances in any such plan.

    2020 Proxy Statement  |  39

EXECUTIVE AND DIRECTOR COMPENSATION TABLES AND OTHER INFORMATION

Potential Payments Upon Employment Termination or Change in Control

Severance Benefits

CEO Employment Agreement

As described above, we entered into an employment agreement with Mr. Shinn, our CEO. Pursuant to the terms of the employment agreement, if we terminate Mr. Shinn’s employment without cause or Mr. Shinn resigns for good reason and such termination or resignation is not in connection with a change in control, Mr. Shinn is entitled to receive severance equal to his annual base salary payable in regular installments from the date of termination through the twelve-month anniversary of the date of termination if Mr. Shinn has executed and delivered a general release of any and all claims arising out of or related to his employment with us and the termination of his employment. Under these circumstances, Mr. Shinn is also entitled to receive reimbursement of the then-prevailing monthly premium for COBRA healthcare coverage, if he so elects.

Mr. Shinn has also agreed to customary restrictions with respect to the use of our confidential information and has agreed that all intellectual property developed or conceived by him while he is employed by us which relates to our business is our property. During the term of Mr. Shinn’s employment with us and during the twelve-month period immediately thereafter, Mr. Shinn has agreed not to (i) participate (whether as an officer, director, employee or otherwise) in any businesses that compete with us; (ii) solicit or hire any of our employees or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee, distributor or other business relation of ours to cease doing business with us or in any way interfere with our relationship with such a person or entity. During any period in which Mr. Shinn has breached the above restrictions, we have no obligation to pay Mr. Shinn any severance described above.

In February 2016, in connection with approving the CIC Plan, as discussed below, the Compensation Committee approved an amendment to Mr. Shinn’s employment agreement to provide for the following severance benefits in the event of his involuntary termination of employment without cause or resignation for good reason, in either case within 24 months immediately following a change in control of U.S. Silica:

■	a lump sum payment equal to 2x the sum of: (i) Mr. Shinn’s base salary as of the termination date (or, if greater, salary in effect on the first occurrence of the change in control) and (ii) Mr. Shinn’s target annual cash bonus for the year in which the termination occurs (or, if greater, in effect as of the occurrence of the change in control);

■	a prorated annual bonus that Mr. Shinn would have earned for the entire fiscal year in which the termination of employment occurs at the target level based on the number of days Mr. Shinn was employed during the year; and
■	continuation of group health insurance coverage for Mr. Shinn and Mr. Shinn’s eligible dependents pursuant to COBRA during the 18-month period following Mr. Shinn’s termination of employment.

Receipt of the foregoing severance benefits is conditioned upon Mr. Shinn executing a general release of claims in our favor and continued compliance with the non-compete and non-solicitation provisions contained in his employment agreement.

Also in February 2016, the Compensation Committee approved an amendment to Mr. Shinn’s existing equity award agreements to align the treatment of the equity awards in the event of Mr. Shinn’s separation from service as a result of a resignation for good reason following a change in control of U.S. Silica with the existing treatment of those equity awards in the event of Mr. Shinn’s separation from service as a result of an involuntary termination of employment without cause following a change in control. Pursuant to the amendment, all stock options and RSUs held by Mr. Shinn will vest in full and all PSUs held by him will vest based on the target level of performance in the event of his separation from service as a result of a resignation for good reason following a change in control of U.S. Silica. Also, in such circumstances, vested stock options will remain exercisable for the lesser of a period of three years following Mr. Shinn’s termination or the remainder of the original option term.

In November 2016, the Compensation Committee approved a further amendment to Mr. Shinn’s existing equity award agreements to permit him to elect to reduce the number of shares deliverable to him upon the vesting of an equity award or the exercise of a stock option in an amount up to his maximum individual tax rate, provided that such additional reduction would not result in adverse financial accounting or tax withholding treatment to U.S. Silica.

40  |      2020 Proxy Statement

EXECUTIVE AND DIRECTOR COMPENSATION TABLES AND OTHER INFORMATION

CIC Plan

In February 2016, the Compensation Committee approved the CIC Plan as part of its ongoing review of our executive compensation program. Each of our NEOs is eligible to participate in the CIC Plan.

The CIC Plan provides certain benefits if the named executive officer experiences a separation from service as a result of an involuntary termination of employment without cause or resignation for good reason, in either case within 24 months immediately following a change in control of U.S. Silica. If such events occur and the named executive officer has signed a general release of claims in our favor, the CIC Plan provides the following benefits to the NEO:

■	a lump sum payment equal to 1.5 times the sum of (i) the named executive officer’s base salary as of the termination date (or, if greater, salary in effect on the first occurrence of the change in control) and (ii) the named executive officer’s target annual cash bonus for the year in which the termination occurs (or, if greater, in effect as of the occurrence of the change in control);
■	a prorated annual bonus that the named executive officer would have earned for the entire fiscal year in which the termination of employment occurs at the target level based on the number of days the named executive officer was employed during the year; and
■	continuation of group health insurance coverage for the named executive officer and the named executive officer’s eligible dependents pursuant to COBRA during the 18-month period following the named executive officer’s termination of employment.

If a named executive officer has a separate agreement with us that provides for specific severance and benefits in connection with a termination of employment following a change in control, such as Mr. Shinn, the payments and benefits provided by the CIC Plan will be reduced by the payments and benefits under the individual severance agreement.

If the severance payments under the CIC Plan would trigger an excise tax under Sections 280G and 4999 of the Internal Revenue Code, the severance payments would be reduced to a level at which the excise tax is not triggered, unless the NEO would receive a greater amount without such reduction after applicable excise, federal, and/or state taxes.

Also in February 2016, the Compensation Committee approved an amendment to the existing equity award agreements of each named executive officer to align the treatment of the equity awards in the event of such named executive officer’s separation from service as a result of a resignation for good reason following a change in control of U.S. Silica with the existing treatment of those equity awards in the event of such named executive officer’s separation from service as a result of an involuntary termination of employment without cause following a change in control. Pursuant to the amendments, all stock options and RSUs held by the NEOs will vest in full and all PSUs held by them will vest based on the target level of performance in the event of an NEO’s separation from service as a result of a resignation for good reason following a change in control of U.S. Silica. Also, in such circumstances, vested stock options will remain exercisable for a period of three years following the named executive officer’s termination.

In November 2016, the Compensation Committee approved an amendment to each named executive officer’s existing equity award agreements to permit him to elect to reduce the number of shares deliverable to him or her upon the vesting of an equity award or the exercise of a stock option in an amount up to his or her maximum individual tax rate, provided that such additional reduction would not result in adverse financial accounting or tax withholding treatment to U.S. Silica.

In the event of an involuntary termination without cause not involving a change in control, Messrs. Merril, Casper, Winkler and Ussery are entitled to cash severance equal to twelve months of base salary and reimbursement of the monthly premium for COBRA healthcare coverage for twelve months in exchange for the executive officer executing a standard release. Each severance arrangement involving an executive officer is subject to the Compensation Committee’s review and approval at the time of termination.

Amended and Restated 2011 Incentive Compensation Plan

Stock Options

The Company no longer awards stock options, however options previously granted and vested are exercisable until the earlier of (i) 90 days following termination and (ii) the expiration of the stated term of the options. In the event of termination for cause, all vested and unvested options will terminate and expire automatically. In the event of a participant’s termination by us without cause, the unvested options that would have vested on the next vesting date will vest on a pro rata basis, and all vested options will remain exercisable until the earlier of (i) 90 days following termination and (ii) the expiration of the stated term of the

    2020 Proxy Statement  |  41

EXECUTIVE AND DIRECTOR COMPENSATION TABLES AND OTHER INFORMATION

options. In the event of a participant’s termination as a result of death or disability or due to the participant’s retirement, the unvested options that would have vested on the next vesting date will vest on a pro rata basis and all vested options will remain exercisable until the earlier of (i) one year from the date of death or disability and (ii) the expiration of the stated term of the options. In the event of a participant’s termination as a result of death or disability, by us without cause, as a result of the participant’s resignation for good reason or as a result of the participant’s retirement at any time upon or following a change in control, all unvested options shall become fully vested and remain exercisable for three years (or, in the case of a retirement following a change in control, until the expiration date of the option).

Service-Based Restricted Stock.

All restricted stock held by the NEOs is fully vested.

Service-Based RSUs

Subject to the Compensation Committee’s discretion to accelerate vesting, all unvested RSUs will be forfeited upon a participant’s voluntary termination or termination for cause. In the event of a participant’s termination as a result of death or disability, by us without cause or due to the participant’s retirement, the unvested RSUs that would have vested on the next vesting date will vest on a pro rata basis. In the event of a participant’s termination due to: (i) death or disability, (ii) without cause, (iii) the participant’s resignation for good reason; or (iv) as a result of the participant’s retirement, in each case at any time upon or following a change in control, all unvested RSUs will become fully vested.

Performance Share Units

Subject to the Compensation Committee’s discretion to accelerate vesting, all PSUs will be forfeited upon a participant’s voluntary termination or termination for cause. In the event of a participant’s termination as a result of death or disability, by us without cause or due to the participant’s retirement, the PSUs will remain outstanding until the Compensation Committee certifies the level of performance for the performance period and the PSUs will then become vested based on actual performance on a pro rata basis. In the event of a participant’s termination due to: (i) death or disability, (ii) without cause, (iii) the participant’s resignation for good reason; or (iv) as a result of the participant’s retirement, in each case at any time upon or following a change in control, all PSUs will become fully vested based on the target level of performance.

Under our CIC Plan, Amended and Restated 2011 Incentive Compensation Plan and our CEO’s employment agreement, a change in control is deemed to have occurred upon:

■	a change in the composition of the Board from the beginning of any period of two consecutive years such that the existing Board or persons who were approved by two-thirds of Directors or their successors on the existing Board no longer constitute a majority at the end of such period;
■	the acquisition by a person of 50% or more of our voting securities;
■	the completion of certain mergers, consolidations, share exchanges or similar transactions involving us;
■	the completion of the sale of all or substantially all of our assets; or
■	our liquidation or dissolution.

Under our CIC Plan and equity award agreements, a named executive officer’s resignation would be for “good reason” following:

■	a material reduction in the named executive officer’s annual base salary;
■	a required relocation of more than 50 miles from the named executive officer’s primary place of employment; or
■	a material, adverse change in the named executive officer’s title, reporting relationship, authority, duties or responsibilities.

Additionally, any breach by us of Mr. Shinn’s employment agreement would enable Mr. Shinn to resign for good reason.

42  |      2020 Proxy Statement

EXECUTIVE AND DIRECTOR COMPENSATION TABLES AND OTHER INFORMATION

The information below describes and quantifies certain compensation that would have become payable to each of our NEOs if, as of December 31, 2019, his employment with us had been terminated, including following a change in control of U.S. Silica. Because none of our NEOs were eligible for retirement as of December 31, 2019, such a circumstance is not addressed in the table below. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event.

		Potential Payments Upon Termination or Change-in-Control
Name		Cash Severance(1)	Acceleration of Equity Awards(2)	Benefits & Perquisites(3)	Total
B. Shinn
	Voluntary/Involuntary with cause	—	—	—	—
	Involuntary without cause	$825,000	$307,475	$14,152	$1,146,627
	Change in Control	—	—	—	—
	Change in Control with qualifying termination	$3,737,500	$3,033,536	$21,228	$6,792,265
	Death	—	$307,475	—	$307,475
	Disability	—	$307,475	—	$307,475

D. Merril
	Voluntary/Involuntary with cause	—	—	—	—
	Involuntary without cause	$400,000	$93,363	$23,107	$639,230
	Change in Control	—	—	—	—
	Change in Control with qualifying termination	$1,537,500	$690,055	$35,053	$2,262,608
	Death	—	$93,363	—	$93,363
	Disability	—	$93,363	—	$93,363

B. Casper
	Voluntary/Involuntary with cause	—	—	—	—
	Involuntary without cause	$450,000	$113,191	$13,050	$576,241
	Change in Control	—	—	—	—
	Change in Control with qualifying termination	$1,800,000	$859,684	$19,575	$2,679,259
	Death	—	$113,191	—	$113,191
	Disability	—	$113,191	—	$113,191

M. Winkler
	Voluntary/Involuntary with cause	—	—	—	—
	Involuntary without cause	$450,000	$122,668	$21,289	$593,957
	Change in Control	—	—	—	—
	Change in Control with qualifying termination	$1,800,000	$903,072	$31,933	$2,735,005
	Death	—	$122,668	—	$122,668
	Disability	—	$122,668	—	$122,668

J. Ussery
	Voluntary/Involuntary with cause	—	—	—	—
	Involuntary without cause	$370,000	$50,904	$23,563	$444,467
	Change in Control	—	—	—	—
	Change in Control with qualifying termination	$930,000	$497,252	$35,344	$1,462,596
	Death	—	$50,904	—	$50,904
	Disability	—	$50,904	—	$50,904
(1)	Reflects cash payout of eligible pay calculated pursuant to the NEO’s severance arrangements, including the CIC plan, described above, assuming execution of a standard release agreement.
(2)	Reflects the value of equity awards owned by the NEO where vesting is accelerated by the triggering event as described above in Potential Payments Upon Employment Termination or Change in Control—Amended and Restated 2011 Incentive Compensation Plan. For stock options, this represents the in-the-money value as of December 31, 2019. For stock awards, this represents the fair market value of shares based on a price of $6.15 per share, which was the closing price on December 31, 2019, the final trading day of fiscal 2019. For the PSUs covering the performance periods from January 1, 2017 through December 31, 2019, January 1, 2018 through December 31, 2020, and January 1, 2019 through December 31, 2021 a payout at target is assumed upon employment termination other than in connection with a change in control although the actual payouts will depend on actual performance over each respective performance period. All PSUs would be paid out at target following a change in control with a qualifying termination. Assumes the Compensation Committee has not otherwise accelerated vesting.
(3)	Represents reimbursement of current monthly COBRA premium for 12 months in the event of an involuntary termination not in connection with a change in control and for 18 months in the event of an involuntary termination or a resignation for good reason within 24 months following a change in control.

    2020 Proxy Statement  |  43

EXECUTIVE AND DIRECTOR COMPENSATION TABLES AND OTHER INFORMATION

CEO Pay Ratio

As a result of rules adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC requires disclosure of the CEO to median employee pay ratio. We identified the median employee based on taxable earnings as of November 30, 2019. We believe the use of taxable earnings is a simple and consistent methodology that we can easily replicate in future years, and it reasonably reflects the annual compensation of our employees based on our compensation practices for our employee population as a whole. We determined to identify a new median employee for 2019, rather than using the same median employee that we had identified for 2019, largely because of our restructuring efforts, which caused material changes to our overall employee headcount in 2019.

With respect to the median employee calculation, we included all employees, whether employed full-time, part-time, or seasonally during 2019 (including those on leave of absence as of November 30, 2019), who were employed by U.S. Silica and its consolidated subsidiaries, except for the following: the CEO, temporary employees on agency contracts, and independent contractors. We annualized earnings (excluding disability payments and other one-time payments, as noted in the next sentence) for employees who took a leave of absence or were furloughed in 2019. For earnings that were annualized, we did not annualize one-time payroll payments such as bonuses, relocation expenses, tuition reimbursement, non-compete consideration, mileage payments, dividends, and grievance payments. We excluded our 21 international employees, which represented less than 5% of our total number of approximately 2,400 employees. We then selected the median employee by identifying an employee whose compensation we believed best reflected U.S. Silica employees’ median 2019 compensation, taking into account the specific elements of this employee’s compensation and selecting an employee whose compensation did not include unusual or atypical compensation features relative to our employee population as a whole. Using this methodology, we determined that the median employee was a full-time, salaried employee and working as a Maintenance Mechanic. We then calculated this median employee’s annual total compensation in accordance with the SEC’s Summary Compensation Table rules.

Following the evaluation and calculation described above, we determined that Mr. Shinn’s 2019 total compensation was $6,221,334 (reflected in the Summary Compensation Table on page 34), and our median employee’s 2019 total compensation was $67,902. As a result, we estimate Mr. Shinn’s 2019 total compensation was approximately 92 times that of our median employee.

Director Compensation in 2019

We believe that it is appropriate to compensate our non-employee directors for the time, expertise and effort required to serve as a director of our company and to align the interests of our directors and long-term stockholders through equity compensation. Mr. Shinn, who also is our CEO, receives no additional compensation for his service as a Director.

Director Pay Review in 2019

Our Compensation Committee annually reviews and periodically recommends updates to our non-employee director compensation program to our Board for approval. In May 2019, the Compensation Committee, with the assistance of our independent compensation consultant Exequity, benchmarked our Outside Directors’ compensation and the mix and amount of each element of compensation to the outside director compensation reported by the companies included in the 2019 Proxy Peer Group. The Committee recommended to the Board that the annual board retainer for each of the Outside Directors be increased by $5,000 in 2019, and that the annual equity grant for each director be increased by $10,000. The Committee’s recommendation took into account our director compensation philosophy, an analysis presented to the Committee by Exequity, and the conclusion that our director compensation was below the median for director compensation programs among our peers.

Director Pay Components

Non-employee directors receive an annual cash retainer of $75,000 plus an additional annual fee of $10,000 for membership on each committee. The chair of the Compensation Committee, Nominating & Governance Committee and Executive Committee each receives an additional annual fee of $15,000 in lieu of the additional annual fee of $10,000 for committee membership. The chair of the Audit Committee receives an additional annual fee of $20,000 in lieu of the additional annual fee of $10,000 for committee membership. The Chairman of the Board earns an additional $50,000 annually, reflecting his additional responsibilities. Director fees are paid quarterly, based on current committee membership.

44  |      2020 Proxy Statement

EXECUTIVE AND DIRECTOR COMPENSATION TABLES AND OTHER INFORMATION

To align our Outside Directors’ interests with those of our stockholders, after our annual meeting we grant each newly-appointed or elected Outside Director (including Outside Directors re-elected at the annual meeting) an RSU award which vest one year following the grant date subject to pro rata forfeiture if the Director terminates Board service before the vesting date. The RSU award is valued in accordance with FASB ASC Topic 718 and determined based on the individual’s responsibilities:

Category	Amount of Grant
Eligible Board member	$120,000
Chairman of the Board	$50,000
Audit Committee Chairman	$20,000
Compensation Committee, Nominating & Governance Committee and Executive Committee Chairmen	$15,000

The following table provides information on the compensation paid to our Outside Directors in 2019:

Director Compensation
Name	Fees Earned	Stock Awards(1)	Option Awards(2)	All Other Compensation(3)	Total
Peter Bernard	$98,750	$135,001	—	$1,114	$234,865
Diane Duren	$93,750	$120,008	—	$980	$214,738
William Kacal	$103,750	$140,009	—	$1,158	$244,917
Bonnie Lind(4)	$47,500	$107,025	—	—	$154,525
Charles Shaver	$158,750	$185,003	—	$1,559	$345,312
J. Mike Stice	$103,750	$135,001	—	$1,113	$239,864
(1)	This column reflects the aggregate grant date fair value of restricted stock unit awards granted in 2019 in accordance with FASB ASC Topic 718 and as reported in Note P of the audited financial statements contained in our 2019 annual report on Form 10-K, but assuming no forfeitures. The aggregate number of RSUs outstanding as of December 31, 2019 was as follows:
Name	RSUs Outstanding
Peter Bernard	8,167
Diane Duren	7,260
William J. Kacal	8,470
Bonnie Lind	8,751
Charles W. Shaver	11,192
J. Michael Stice	8,167
(2)	Mr. Bernard had options to purchase 5,000 shares of our common stock as of December 31, 2019. Mr. Kacal had options to purchase 10,000 shares of our common stock as of December 31, 2019. Messrs. Bernard and Kacal’s options were granted in 2012.
(3)	Represents cash dividends paid on equity awards granted in 2018 and vesting in 2019. These cash dividends were paid at the same rate as paid to all stockholders and were not reflected in the aggregate grant date fair value of the equity awards disclosed in the year of grant.
(4)	Ms. Lind joined the Board in July 2019.

Director Stock Ownership Requirements

As disclosed in Stock Ownership, each of our Outside Directors owns shares of our common stock. Under stock ownership guidelines originally adopted by the Compensation Committee in February 2014 and amended in February 2017, each Outside Director is required to acquire and maintain holdings of our common stock, which may include common stock issuable upon vesting of RSUs, equal to at least five times (increased in February 2017 from three times) the Director’s annual Director cash retainer within approximately five years after becoming subject to the requirement. In November 2019, due to the significant volatility in the value of our stock during the second half of 2019, the Compensation Committee amended our Stock Ownership Guidelines by exempting participants who were (1) subject to and in compliance with the Stock Ownership Guidelines in February 2019 and (2) had not made any sales of our stock from February 2019 to the evaluation of compliance in February 2020.

Taking into account the November 2019 amendment to the Stock Ownership Guidelines, as of February 2020, each of our Outside Directors who have been Board members for at least five years are in compliance with these Stock Ownership Guidelines.

    2020 Proxy Statement  |  45

STOCK OWNERSHIP

The following table lists any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) who, to our knowledge, was the beneficial owner, as of March 9, 2020, of more than 5% of the issued and outstanding shares of our common stock. For purposes of this table and the following table, beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

Principal Shareholders

	Common Stock
Name and Address	Number of Shares	Percent of Class
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	11,479,654	15.56%
Ariel Investments, LLC(2) 200 East Randolph Street, Ste. 2900 Chicago, IL 60601	10,778,483	14.61%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	5,727,930	7.87%
Senvest Management, LLC(4) 540 Madison Avenue, 32nd Floor New York, NY 10022	4,566,337	6.19%
State Street Corporation(5) State Street Financial Center One Lincoln Street Boston, MA 02111	3,693,929	5.01%
(1)	Based solely on a Statement on Schedule 13G/A filed on February 4, 2020. Such filing indicates that BlackRock, Inc. has sole voting power with respect to 11,268,216 shares and sole investment power with respect to 11,479,654 shares.
(2)	Based solely on a Statement on Schedule 13G/A filed on February 14, 2020. Such filing indicates that Ariel Investments, LLC has sole voting power with respect to 10,261,583 shares and sole investment power with respect to 10,778,483 shares.
(3)	Based solely on a Statement on Schedule 13G/A filed on February 12, 2020. Such filing indicates that The Vanguard Group has sole voting power with respect to 69,088 shares, shared voting power with respect to 16,372 shares, sole investment power with respect to 5,649,721 shares and shared investment power with respect to 78,209 shares.
(4)	Based solely on a Statement on Schedule 13G/A filed on February 7, 2020. Such filing indicates that Senvest Management, Inc. has shared voting and investment power with respect to 4,566,337 shares.
(5)	Based solely on a Statement on Schedule 13G filed on February 14, 2020. Such filing indicates that State Street Corporation has shared voting power with respect 3,394,715 shares and shared investment power with respect to 3,693,929 shares

46  |      2019 Proxy Statement

STOCK OWNERSHIP

The following table lists the beneficial ownership, as of March 9, 2020, of (i) each Director and Director Nominee, (ii) each NEO and (iii) the collective beneficial ownership of all Directors and executive officers. Except as disclosed in the footnotes to the following table and subject to applicable community property laws, we believe that each person identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

Directors and Executive Officers

Name	Shares Beneficially Owned (#)(1)	Percent Stock Outstanding (%)
Named Executive Officers and Directors:
Peter Bernard	55,065		*
Bradford B. Casper	157,984		*
Diane Duren	25,517		*
William J. Kacal(2)	111,918		*
Bonnie. C. Lind	14,751		*
Donald A. Merril	140,197		*
Charles W. Shaver	80,708		*
Bryan A. Shinn	413,792		*
J. Michael Stice	45,178		*
J. Derek Ussery	18,549		*
Michael L. Winkler	185,478		*
All Current Directors and Executive Officers as a Group (16 persons)	1,409,323	1.9
(1)	Includes the following shares that may be acquired upon exercise of stock options that are exercisable on or within 60 days after the Record Date: Mr. Bernard, 5,000 shares; Mr. Casper, 43,009 shares; Mr. Kacal, 10,000 shares; Mr. Merril, 76,349 shares; Mr. Shinn, 173,001 shares; Mr. Winkler, 87,656 shares and all current directors and executive officers as a group, 535,330 shares. Also includes the following shares that may be acquired upon vesting of restricted stock units that will vest within 60 days after the Record Date: Mr. Bernard, 8,167 shares; Mr. Casper, 7,359 shares; Ms. Duren, 7,260 shares; Mr. Kacal, 8,470 shares; Ms. Lind, 8,751 shares; Mr. Merril, 6,540 shares; Mr. Shaver, 11,192 shares; Mr. Shinn, 20,158 shares; Dr. Stice, 8,167 shares; Mr. Winkler, 8,687 shares and all current directors and executive officers as a group, 101,461 shares.
(2)	Includes 2,600 shares held by Mr. Kacal’s spouse.
*	Represents beneficial ownership of less than one percent (1%) of our common stock.

    2019 Proxy Statement  |  47

PROPOSAL NO. 4:

RATIFICATION OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

We are asking our stockholders to approve the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2020 at the Annual Meeting.

General

Management is responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm, Grant Thornton LLP is responsible for performing independent audits of our audited consolidated financial statements and our internal control over financial reporting and issuing an opinion on the conformity of those audited financial statements with United States generally accepted accounting principles and on the effectiveness of our internal control over financial reporting. The Audit Committee assists the Board in its oversight of our financial reporting and internal control processes.

The Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Grant Thornton LLP has been our independent auditor since 2004. A member of Grant Thornton LLP will be at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions. If the stockholders fail to ratify Grant Thornton LLP as the independent registered public accounting firm, the Audit Committee may reconsider its selection. Even if stockholders ratify the selection of Grant Thornton LLP, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would, in its judgment, be in the best interests of the Company and our stockholders.

Fees

The following table presents fees billed for professional audit services and other services rendered to us by Grant Thornton LLP for the years ended December 31, 2019 and 2018:

	2019	2018
Audit Fees(1)	$1,331,422	$1,313,737
Audit-Related Fees(2)	$21,000	$23,805
Tax Fees	—	—
All Other Fees	—	—
Total	$1,352,672	$1,337,542
(1)	For 2018, includes audit services in connection with the acquisition of EP Acquisition Parent, Inc.
(2)	For 2019 and 2018, includes audit services in connection with subsidiary audits required under the terms of our applicable Credit Agreement. The Company entered into a Third Amended and Restated Credit Agreement in May 2018.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy, as set forth in its charter, for pre-approving the services and associated fees of our independent registered public accounting firm. Under this policy, the Audit Committee must pre-approve all services and associated fees provided to us by our independent registered public accounting firm, with certain exceptions described in the policy. In order to safeguard the independence of Grant Thornton LLP, for each engagement to perform a non-audit service, (a) management and Grant Thornton LLP affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules or regulations;

48  |      2020 Proxy Statement

PROPOSAL NO. 4: RATIFICATION OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

(b) management describes the reasons for hiring Grant Thornton LLP to perform the services; and (c) Grant Thornton LLP affirms to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to its Chairman its authority to pre-approve such services in limited circumstances, and any such pre-

approvals are reported to the Audit Committee at its next regular meeting. All services provided by Grant Thornton LLP in 2019 and 2018 were audit or audit-related and are permissible under applicable laws, rules and regulations and were pre-approved by the Audit Committee in accordance with its procedures.

✓	THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.

    2020 Proxy Statement  |  49

AUDIT COMMITTEE REPORT

The role of the Audit Committee is to assist the Board in its oversight of our responsibility relating to: (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm’s qualifications and independence; and (iv) the performance of our internal auditors and independent registered public accounting firm. The Audit Committee operates pursuant to a charter, a current copy of which is available on our website at www.ussilica.com. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion as to the conformity of the financial statements with accounting principles generally accepted in the United States and as to the effectiveness of our internal control over financial reporting. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters it deems appropriate.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee also has discussed with management and the independent registered public accounting firm management’s assessment of, and the independent registered public accounting firm’s audit of, the effectiveness of our internal control over financial reporting. The Audit Committee relies without independent verification on the information provided to it and on the representations made by management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB, as currently in effect, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, has considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm’s independence, and has discussed with the accounting firm the accounting firm’s independence.

Based upon the review and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

William J. Kacal, Chairman
Peter Bernard
Diane K. Duren
Bonnie C. Lind

This Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act other than as provided by applicable SEC rules, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. This Audit Committee Report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

50  |      2020 Proxy Statement

PROPOSAL NO. 5:

APPROVAL OF OUR SECOND AMENDED AND RESTATED 2011 INCENTIVE COMPENSATION PLAN

We are requesting that our stockholders vote in favor of the approval of the Second Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan (the “Plan”).

Our Board of Directors approved the Plan (as amended and restated) on March 12, 2020, subject to stockholder approval.

We maintain the Plan for the benefit of our eligible directors, officers, employees and certain other service providers and our subsidiaries. Our shareholders are being asked to approve an amendment and restatement of the Plan, in order to increase the current share reserve under the Plan by 4.025 million shares and extend the Plan through May 7, 2030, which is the tenth anniversary of the date on which our stockholders will have approved the Plan. After the amendment and restatement, the aggregate number of shares of our common stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted will be fixed at 10,325,000 shares. The Plan provides for grants of restricted stock, stock options, performance share units, restricted stock units covering shares of common stock and other stock-based and cash-based awards to certain directors and executives, including the named executive officers. The increase in share reserve will enable us to continue to grant long-term incentives to our employees.

In order to continue to attract and retain valuable employees, we are seeking approval of this proposal to provide additional shares issuable to employees in order to remain competitive. As of December 31, 2019, there were only 1,769,759 shares available in the aggregate for grants under the Plan.

As of December 31, 2019, Bryan Shinn (our Chief Executive Officer) had 173,001 options and 155,275 restricted stock units outstanding under the Plan; Donald Merril (our Executive Vice President and Chief Financial Officer) had 76,349 options and 22,385 restricted stock units outstanding under the Plan; Bradford B. Casper (our President) had 43,009 options and 46,690 restricted stock units outstanding under the Plan; Michael L. Winkler (our

Executive Vice President and Chief Operating Officer) had 87,656 options and 59,603 restricted stock units outstanding under the Plan; J. Derek Ussery (our Senior Vice President and President, Oil & Gas) had no options, 42,123 shares of restricted stock and 17,429 restricted stock units outstanding under the Plan. All executive officers as a group had 520,330 options, 42,123 shares of restricted stock and 1,019,188 restricted stock units outstanding under the Plan. All current directors who are not executive officers as a group had 15,000 options and 52,007 restricted stock units outstanding under the Plan. The following directors had the following number of options and restricted stock units outstanding under the Plan: Peter C. Bernard had 5,000 options and 8,167 restricted stock units outstanding under the Plan; Diane K. Duren had no options and 7,260 restricted stock units outstanding under the Plan; William J. Kacal had 10,000 options and 8,470 restricted stock units outstanding under the Plan; Bonnie C. Lind had no options and 8,751 restricted stock units outstanding under the Plan; Charles W. Shaver had no options and 11,192 restricted stock units outstanding under the Plan; and J. Michael Stice had no options and 8,167 restricted stock units outstanding under the Plan. No associates of such directors, executive officers or nominees have received options under the Plan. No other person has received or is expected to receive five percent or more of the awards under the Plan. All employees who are not executive officers as a group had 289,028 options and 726,159 restricted stock units outstanding under the Plan.

Required Stockholder Vote

A majority of the votes cast is required for approval of the Plan (as amended and restated), except that for purposes of satisfying NYSE rules, abstentions are counted in the denominator for determining the total votes cast on this Item. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal.

    2020 Proxy Statement  |  51

PROPOSAL NO. 5: APPROVAL OF OUR AMENDED AND RESTATED 2011 INCENTIVE COMPENSATION PLAN

Summary of the Plan (as amended and restated)

The following summary of some major features of the Plan (as amended and restated) is subject to the specific provisions contained in the full text of the Plan, which is attached to this proxy statement as Annex A.

Purpose of the Plan

The Plan provides for grants of stock options, stock appreciation rights, restricted stock and other incentive-based awards. Independent directors, officers and other employees of the Company and the Company’s subsidiaries, as well as others performing consulting or advisory services for the Company, will be eligible for grants under the Plan. The purpose of the Plan is to provide incentives that will attract, retain and motivate high performing officers, directors, employees and consultants by providing them with appropriate incentives and rewards either through a proprietary interest in the Company’s long-term success or compensation based on their performance in fulfilling their personal responsibilities.

✓
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROPERLY SIGNED AND SUBMITTED PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL. IF YOU FAIL TO PROPERLY SUBMIT YOUR PROXY CARD, YOUR SHARES WILL NOT BE VOTED ON THIS PROPOSAL.

52  |      2020 Proxy Statement

PROPOSAL NO. 5: APPROVAL OF OUR AMENDED AND RESTATED 2011 INCENTIVE COMPENSATION PLAN

Summary of Key Terms

The following is a summary of the key provisions of the Plan.

Award Types:	The following types of awards (collectively “awards”) are available for issuance under the Plan:
	■	stock options;
	■	stock appreciation rights;
	■	stock awards, including restricted stock and restricted stock units (a term that includes performance stock units); and
	■	cash-based awards.
Term:	The Plan will be effective as of May 7, 2020, subject to shareholder approval. No award will be granted under the Plan on or after May 7, 2030.
162(m) Share Limits:
For grandfathered performance-based awards (within the meaning of Section 162(m)), Section 162(m) requires, among other things, that the maximum number of shares and cash awarded to an individual must be approved by stockholders in order for the awards under the Plan to be eligible for treatment as qualified performance-based compensation that will not be subject to the $1 million limitation on tax deductibility for compensation paid to specified senior executives.

Accordingly, the Plan limits performance-based awards that were intended to qualify as “performance-based” compensation under Section 162(m) granted to an individual participant in any calendar year to:

	■	no more than 1,500,000 shares consisting of stock options, stock appreciation rights, restricted stock or restricted stock units.
	■	no more than $7.5 million for the grant date value of cash awards.
Eligible Participants:	Independent members of the Company’s Board of Directors, as well as employees of, and consultants to the Company and our subsidiaries.
The Compensation Committee will determine which employees will participate in the Plan. As of February 1, 2020, approximately 800 employees, 7 non-employee directors, and no consultants are eligible to participate under the Plan.

Shares Available for Issuance under the Plan:
An aggregate total of 10,025,000 shares of U.S. Silica common stock are subject to the Plan. The number of shares available for issuance under the Plan is subject to adjustment to reflect stock splits, reorganizations and similar events.

The shares subject to issuance under the Plan consist of authorized and unissued shares or previously issued shares reacquired and held in treasury by us or any of our subsidiaries.
Shares that were once subject to issuance upon the exercise or vesting of awards may again become available for future grants under the Plan only if an award is cancelled, forfeited, expired or terminated.

However, the number of shares reserved for issuance under the Plan will not be increased by:
	■	shares of common stock not issued or delivered as a result of the net settlement of an outstanding stock appreciation right or stock option, or
	■	shares of common stock used to pay the exercise price or withholding taxes related to an outstanding stock appreciation right or stock option award.
Shares Available for Issuance Under the Plan as of December 31, 2019 (# / as a Percentage of Outstanding Common Stock):	1,769,759 / 2.40%
Limit on Full Value Awards:	To the extent that a share of common stock is issued pursuant to the grant or exercise of a full value award, it shall reduce the share authorization by 1.35 shares of common stock.
Closing price of our common stock on December 31, 2019:	$6.15

    2020 Proxy Statement  |  53

PROPOSAL NO. 5: APPROVAL OF OUR AMENDED AND RESTATED 2011 INCENTIVE COMPENSATION PLAN

New Shares Being Requested to be Available for Issuance Under the Plan as part of this Amendment and Restatement (# as a Percentage of Common Shares Outstanding as of December 31, 2019):	4,025,000 / 5.47%
Number of Stock Options Outstanding as of March 9, 2020 (the Record Date):	824,358
Weighted Average Exercise Price	$28.91
Weighted Average Term (in years)	3.28
Number of Full-Value Awards Outstanding as of March 9, 2020 (the Record Date):	2,586,454
Number of Shares Remaining for Future Grant as of March 9, 2020 (the Record Date):	897,885
Common Shares Outstanding as of December 31, 2019:	73,601,950
Not Permitted:	■ Granting of stock options or stock appreciation rights at a price below the fair market value on the grant date;
■ Repricing, or reducing the exercise price of a stock option or stock appreciation right;
■ Substituting a new option or stock appreciation right grant with an exercise price lower than the exercise price of an outstanding option or stock appreciation right grant;
■ Reload grants;
■ Granting awards under the Plan with respect to more than 1,500,000 shares to any one participant during any year; or
■ Granting of dividend equivalents on awards of stock options or stock appreciation rights.

Stock Options

Vesting

The Compensation Committee will determine at the time of grant when each stock option will vest. The Compensation Committee’s current practice is to grant options that vest in five equal annual installments beginning on the first anniversary of the grant date, except where local conditions dictate a different vesting schedule.

Exercise Price

The exercise price of stock options granted under the Plan may not be less than the fair market value (the mean between the high and low sales prices on the New York Stock Exchange on the grant date) of the common stock on the date of grant or, in the case of an incentive stock option granted to a 10% shareholder, 110% of such share’s fair market value. As of March 9, 2020, the mean between the high and low sales prices of U.S Silica common stock on the New York Stock Exchange was $1.67 per share.

Option Term

The option term may not be longer than 10 years, or five years in the case of an incentive stock option granted to a 10% shareholder.

Payment of Purchase Price

The purchase price to be paid upon exercise of a stock option may be paid, subject to the rules established by the Compensation Committee, as follows:

54  |      2020 Proxy Statement

PROPOSAL NO. 5: APPROVAL OF OUR AMENDED AND RESTATED 2011 INCENTIVE COMPENSATION PLAN

■	in cash or by certified check, bank draft or money order;
■	to the extent permitted by law, by the tender or delivery of shares of our common stock with a fair market value at the time of exercise equal to the total option price; or
■	such other terms and conditions as may be acceptable to the Compensation Committee.

Stock options also may be exercised through “cashless exercise” procedures approved by the Compensation Committee involving a broker or dealer approved by the Compensation Committee. U.S. Silica may require, prior to issuing common stock under the Plan, that the participant remit an amount in cash, or authorize withholding of common stock in connection with the option exercise, sufficient to satisfy tax withholding requirements.

Termination of Employment

The Plan grants the Compensation Committee broad discretion to designate the treatment of stock options following an option holder’s termination of employment with U.S. Silica or any of its subsidiaries. However, the Compensation Committee currently expects that the consequences of termination of employment on outstanding stock options will be consistent with past stock options awards. The following table and paragraph following the table summarize the Compensation Committee’s past practice with regards to treatment of stock options in the event an option holder’s employment terminates.

REASON FOR TERMINATION OF EMPLOYMENT	VESTING	POST-EMPLOYMENT EXERCISE PERIOD
Voluntary termination or termination by the Company or any subsidiary other than for cause	No additional vesting.	Exercisable (to the extent exercisable at termination) at any time within three months after termination.
Termination by the Company or any subsidiary for cause	Options forfeited immediately.	None.
Disability during employment	Full vesting.
Exercisable at any time during the 60-month period after termination by disability (as defined in the relevant award agreement, and which may not be the same as the definition used for other benefit plans) or during the remainder of the option term, whichever is shorter.

Retirement	No additional vesting.
Exercisable (to the extent exercisable at termination) at any time during the 60-month period after termination by retirement (as defined in the relevant award agreement, and which may not be the same as the definition used for other benefit plans) or during the remainder of the option term, whichever is shorter.

Death during employment	Full vesting.	Exercisable at any time during the 1-year period after termination by death or during the remainder of the option term, whichever is shorter.

If an option holder dies following termination of employment, but during the period in which the option holder would otherwise be able to exercise the option, then the person entitled under the option holder’s will or by the laws of descent and distribution will be entitled to exercise the option until the earlier of:

■	1 year following the date of the option holder’s termination of employment, or
■	the expiration of the original term.

    2020 Proxy Statement  |  55

PROPOSAL NO. 5: APPROVAL OF OUR AMENDED AND RESTATED 2011 INCENTIVE COMPENSATION PLAN

Death or disability following termination of employment will not result in any additional vesting, so that the option will be exercisable to the extent provided in the matrix above based on the circumstances of the option holder’s termination of employment.

Stock Appreciation Rights

Awards may also be in the form of rights to receive a payment, in cash or common stock, equal to the fair market value or other specified value of a number of shares of common stock on the rights exercise date over a specified strike price (“stock appreciation rights”). All stock appreciation rights granted under the Plan must have a grant price per share that is not less than the fair market value of a share of common stock on the date of grant and a term of no more than 10 years.

Stock Awards

The terms, conditions and limitations applicable to grants of restricted stock and restricted stock units will be determined by our Compensation Committee. Except as otherwise provided by the Compensation Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Compensation Committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

Recipients of restricted stock are required to enter into a restricted stock agreement with the Company that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Compensation Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulae or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding, or adjusting for, changes in accounting methods, corporate transactions, including, without limitation, dispositions and acquisitions, and other similar events or circumstances. The performance goals for performance-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Plan and are discussed in general below.

Cash Awards

Awards may also be in the form of grants denominated in cash. The terms, conditions and limitations applicable to any cash awards granted pursuant to the Plan will be determined by the Compensation Committee.

Performance Awards

At the discretion of the Compensation Committee, any of the above-described employee awards may be made in the form of a performance award. A performance award is an award that is subject to the attainment of one or more performance goals. The terms, conditions and limitations applicable to any performance award will be determined by the Compensation Committee.

Certain performance awards issued to the Company’s chief executive officer or any of the Company’s three other most highly compensated executive officer (other than the chief financial officer) prior to November 2, 2017 and not materially modified thereafter, may be intended to qualify as performance-based compensation under Section 162(m). Section 162(m), as amended by the TCJA, no longer provides for the exclusion of certain performance-based compensation from Section 162(m)’s $1 million limit on tax deductibility for compensation paid to “covered employees”. The Compensation Committee and the Board of Directors may take deductibility and non-deductibility of compensation into account but retain the discretion to authorize the payment of potentially non-deductible amounts.

In making performance awards, the Compensation Committee may base a performance goal on one or more of the following business criteria that may be applied to the participant, one or more business units, divisions or sectors of U.S. Silica, or U.S. Silica as a whole, or by comparison with a peer group of companies:

■	revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales, earnings per share, earnings before interest, taxes, depreciation and amortization (“EBITDA”), and economic value added (“EVA”));

56  |      2020 Proxy Statement

PROPOSAL NO. 5: APPROVAL OF OUR AMENDED AND RESTATED 2011 INCENTIVE COMPENSATION PLAN

■	expense measures (which include costs of goods sold, selling, finding and development costs, general and administrative expenses and overhead costs);
■	operating measures (which include productivity, operating income, funds from operations, cash from operations, after-tax operating income, market share, margin and sales volumes);
■	cash flow measures (which include net cash flow from operating activities and working capital);
■	liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);
■	leverage measures (which include debt-to-equity ratio and net debt);
■	market measures (which include market share, stock price, growth measures, TSR and market capitalization measures);
■	return measures (which include return on equity, return on capital employed, return on assets and return on invested capital);
■	measures relating to ethics, health, quality, safety, the environment and diversity; and
■	measures relating to acquisitions, dispositions or customer satisfaction.

Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses.

Clawback

The award agreement may provide that an employee granted an award may forfeit his or her right to such award or be required to return common stock or cash received as a result of the exercise or vesting of an award if such holder engages in “detrimental activity” (as defined by the Compensation Committee in the award agreement under the Plan) during or following termination of employment. Under U.S. Silica’s current standard terms for stock options grants, forfeiture may occur due to detrimental activity within one year after termination of employment (or five years after termination of employment in the event of retirement or disability).

In addition, all performance awards issued under the plan will be subject to the Company’s clawback policy in the event of a material restatement of the Company’s financial results. See Compensation Discussion and Analysis—Additional Executive Benefits, Perquisites and Policies—Clawback Policy on page 32. For 2019, 55% of the equity-based awards issued to our NEOs were in the form of performance share units subject to the Company’s clawback policy.

Transferability

Unless otherwise determined by the Compensation Committee in an award agreement, no award will be assignable or otherwise transferable. Any attempted assignment of an award will be void.

Administration

The Compensation Committee will administer the Plan. The Compensation Committee has full power and authority to:

■	to select the elligible individuals to be granted awards;
■	to determine whether and to what extent awards are to be granted under the Plan;
■	to determine the terms and conditions of awards to be made;
■	to determine the number of shares of common stock to be covered by each award;
■	to determine the time when awards are to be granted and any conditions that must be satisfied before an award is granted;
■	to determine grants of stock options or other awards are to operate on a tandem basis;
■	to establish objectives and conditions for earning awards;
■	to determine whether and under what circumstances a stock option may be settled in cash, shares of common stock and/or restricted;

    2020 Proxy Statement  |  57

PROPOSAL NO. 5: APPROVAL OF OUR AMENDED AND RESTATED 2011 INCENTIVE COMPENSATION PLAN

■	to determine whether a stock option is an incentive stock option or a non-qualified stock option;
■	to determine the terms and conditions of award agreements (which shall not be inconsistent with the Plan) and which parties must sign each award agreement;
■	to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans to participants of the Plan in order to exercise stock options under the Plan;
■	to determine whether the conditions for earning an award have been met and whether a performance award will be paid at the end of an applicable performance period;
■	except as otherwise provided in the Plan, to modify, extend or renew the terms of awards made under the Plan;
■	to determine if, when and under what conditions payment of all or any part of an award may be deferred;
■	to determine whether the amount or payment of an award should be reduced or eliminated;
■	to determine the guidelines and/or procedures for the payment or exercise of awards; and
■	to determine whether a performance award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether a performance award granted to an executive officer should qualify as performance-based compensation.

The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award in the manner and to the extent the Compensation Committee deems necessary or desirable to further the purposes of the Plan or to avoid unanticipated consequences or address unanticipated events (including any temporary closure of a stock exchange on which the our common stock is traded, disruption of communications or natural catastrophe) deemed by the Compensation Committee to be inconsistent with the purposes of the Plan or any award agreement, provided that no such action shall be taken absent stockholder approval to the extent required by the Plan. The Compensation Committee may, subject to applicable law, grant awards to persons outside the United States under such terms and conditions as may, in its judgment, be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans, modified option exercise procedures and other terms and procedures.

Except with respect to matters related to awards to executive officers or grandfathered performance awards intended to qualify as qualified performance-based compensation under Section 162(m) or as otherwise required by applicable law, the Compensation Committee may delegate to the Chief Executive Officer and to other senior officers of U.S. Silica or to such other committee of the Board of Directors its duties under the Plan pursuant to such conditions or limitations as the Compensation Committee may establish.

Amendment or Termination

The Board of Directors or the Compensation Committee may amend, modify, suspend or terminate the Plan for the purpose of addressing any changes in legal requirements or for any other lawful purpose, except that:

■	no amendment that would adversely affect the rights of any participant under any award previously granted to such participant may be made without the consent of such participant, and
■	no amendment will be effective prior to its approval by our stockholders to the extent such approval is otherwise required by applicable law or the requirements of any exchange on which the common stock is listed.

Additionally, no stock option or stock appreciation right may be repriced, replaced, regranted through cancellation or modified without stockholder approval (except in connection with a change in U.S. Silica’s capitalization) if the effect would be to reduce the exercise price for the shares underlying such stock option or stock appreciation right.

58  |      2020 Proxy Statement

PROPOSAL NO. 5: APPROVAL OF OUR AMENDED AND RESTATED 2011 INCENTIVE COMPENSATION PLAN

Adjustments

In the event of any subdivision or consolidation of shares or other capital readjustment, or the payment of a stock dividend or other increase or reduction of the number of shares of our common stock outstanding without compensation therefor in money, services or property, then the number of shares subject to the Plan and the Plan limits in the number of shares subject to awards granted to an individual participant in any calendar year will be proportionally adjusted and the number of shares of common stock with respect to which outstanding awards or other property subject to an outstanding award granted under the Incentive Plan will:

■	in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration (if any) payable per share of common stock shall be proportionately reduced; and
■	in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration (if any) payable per share of common stock shall be proportionately increased.

In the event of any corporate merger, consolidation, acquisition of property or stock, separation, spinoff, reorganization or liquidation, the Board of Directors may make certain adjustments to awards as it deems equitable, including, providing for the substitution of a new award (or other arrangement) or the assumption of the award, prior to the transaction providing for the acceleration of the vesting and exercisability of or the lapse of restrictions with respect to the award, and cancelling any outstanding award in exchange for cash in an amount deemed by the Board to be equal to the fair market value of the award.

Consistent with past practice, we currently expect that any award agreement documenting an award under the Plan will not contain a contractual right to an automatic acceleration upon a change in control. Rather, we expect that any acceleration of vesting of an award in connection with a transaction would be made only where (i) a transaction results in a change in control of U.S. Silica and (ii) in connection with such transaction the outstanding awards are not assumed by U.S. Silica’s successor.

U.S. Federal Income Tax Consequences

The following discussion of tax consequences relates only to U.S. federal income tax matters. The tax consequences of participating in the Plan may vary according to country of participation. Also, the tax consequences of participating in the Plan may vary with respect to individual situations and it should be noted that income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.

Stock Options and Stock Appreciation Rights

Some of the options issued under the Plan are intended to constitute “incentive stock options” within the meaning of Section 422 of the Code, while other options granted under the Plan are non-qualified stock options. The Code provides for tax treatment of stock options qualifying as incentive stock options that may be more favorable to employees than the tax treatment accorded non-qualified stock options. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes, although the optionee may subsequently recognize income if the shares are disposed of prior to the holding period described below. The difference between the exercise price of the incentive stock option and the fair market value of the stock at the time of purchase is an item of tax preference that may require payment of an alternative minimum tax.

On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years following the date of grant of the option or within one year following the date of exercise), any gain will be taxed to the optionee as long-term capital gain. Except with respect to death or permanent and total disability (in which case the optionee has one year to exercise and obtain incentive stock option treatment), an optionee has three months after termination of employment in which to exercise an incentive stock option and retain incentive stock option tax treatment at exercise. An option exercised more than three months after an optionee’s termination of employment, including termination due to retirement, cannot qualify for the tax treatment accorded incentive stock options. Such option would be treated as a non-qualified stock option instead.

    2020 Proxy Statement  |  59

PROPOSAL NO. 5: APPROVAL OF OUR AMENDED AND RESTATED 2011 INCENTIVE COMPENSATION PLAN

In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as capital gain or loss.

Participants will not realize taxable income upon the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income (subject to withholding by U.S. Silica) in an amount equal to the cash or fair market value of the shares of stock received on the date of exercise of the stock appreciation right. The participant will generally have a tax basis in any shares of stock received on the exercise of a stock appreciation right that equals the fair market value of such shares on the date of exercise. Subject to the limitations discussed below, U.S. Silica will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules.

Subject to the discussion below under “Certain Tax Code Limitations on Deductibility,” under rules applicable to U.S. corporations, no deduction is available to the employer corporation upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so purchased before the applicable holding period expires), whereas, upon exercise of a non -qualified stock option or stock appreciation right, the employer corporation is entitled to a deduction in an amount equal to the income recognized by the employee.

Stock Awards

A participant generally will not have taxable income upon the grant of stock awards, such as restricted stock or restricted stock units. Instead, he or she will recognize ordinary compensation income in the first taxable year in which his or her interest in the stock underlying the award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. In general, a participant will recognize ordinary compensation income in an amount equal to the fair market value of the stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the participant makes an election to be taxed on the fair market value of the stock underlying the award when it is received.

An employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the employee recognizes income under the rules described above with respect to an award of restricted stock or restricted stock units. The tax basis of a participant in the stock received will equal the amount recognized by the employee as compensation income under the rules described in the preceding paragraph, and the employee’s holding period in such shares will commence on the date income is so recognized. Upon later disposition of stock received that has been held for the requisite holding period, the employee will generally recognize capital gain or loss equal to the difference between the amount received in the disposition and the amount previously recognized as compensation income.

Subject to the discussion below under “Certain Tax Code Limitations on Deductibility,” we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules to the extent the deduction is allocable to “effectively connected income” which is subject to U.S. federal income tax.

Certain Tax Code Limitations on Deductibility

Section 162(m), as amended by the TCJA, no longer provides for the exclusion of certain performance-based compensation from Section 162(m)’s $1 million limit on tax deductibility for compensation paid to “covered employees.” Accordingly, with respect to performance-based compensation granted or awarded after November 2, 2017, the availability of the exclusion under Section 162(m) is no longer a consideration with respect to deductibility structuring performance awards. The Compensation Committee may award compensation that is or may become non-deductible, and expects to consider whether it believes such grants are in the best interest of U.S. Silica, balancing tax efficiency with long-term strategic objectives.

Code Section 409A

Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant’s income. We intend to structure awards under the Plan in a manner that is designed to be exempt from or comply with Section 409A.

60  |      2020 Proxy Statement

PROPOSAL NO. 5: APPROVAL OF OUR AMENDED AND RESTATED 2011 INCENTIVE COMPENSATION PLAN

Code Section 457A

Section 457A of the Code has significantly changed the rules applicable to deferred compensation paid to U.S. persons by certain foreign corporations and other entities. We expect that stock options, stock-settled stock appreciation rights, restricted stock and restricted stock units granted under the Plan will be exempt from Section 457A. However, stock appreciation rights that may be settled in cash may be subject to Section 457A, as well as cash awards or stock units that are not paid within one year after vesting.

Section 457A requires that any compensation paid under a deferred compensation plan of a nonqualified entity must be included in the participant’s income at the time such amounts are no longer subject to a substantial risk of forfeiture. Therefore, stock appreciation rights that may be settled in cash as well as cash awards or stock units that are not paid within one year after vesting may result in income inclusion upon vesting, even though the participant has not exercised the stock appreciation right or received delivery of cash or shares of stock at that time. We currently intend to grant awards that are exempt from Section 457A.

    2020 Proxy Statement  |  61

PROPOSAL NO. 5: APPROVAL OF OUR AMENDED AND RESTATED 2011 INCENTIVE COMPENSATION PLAN

New Plan Benefits

The table below contains information about securities authorized for issuance under the Plan which were issued to employees, subject to stockholder approval of this Proposal 5.

Name and principal position	Dollar Value ($)[1]	Number of Units
Bryan Shinn Chief Executive Officer	$1,670,967	282,258
Donald Merril Vice President and Chief Financial Officer	$477,418	80,645
Bradford B. Casper President	$668,386	112,903
Michael L. Winkler Vice President and Chief Operating Officer	$620,647	104,839
J. Derek Ussery Senior Vice President and President, Oil & Gas	$286,451	48,387
Executive Group	$4,941,288	834,677
(1)	The amounts in this column reflect the aggregate grant date fair value of restricted stock unit awards in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 assuming no forfeitures. All securities authorized for issuance subject to stockholder approval are restricted stock units.

Securities Authorized For Issuance Under Equity Compensation Plans

The table below contains information about securities authorized for issuance under the Plan as of December 31, 2019. The features of the Plan are disclosed further in Note P - Equity-based Compensation to our consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K which accompanies this Proxy Statement.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A) (C)
Equity compensation plans approved by security holders	826,628	$28.97	(1)	1,769,759	(2)
Equity compensation plans not approved by security holders	—	—		—
Total	826,628	$28.97	(1)	1,769,759
(1)	The weighted average price does not take into account the shares issuable upon vesting of outstanding restricted stock units, which have no exercise price.
(2)	As of December 31, 2019, we also had 1,020,248 unvested restricted stock and restricted stock unit awards, and 838,722 unvested performance share units outstanding. As of March 9, 2020, we had the following: 1) 824,358 stock options outstanding with a weighted average exercise price of $28.91, and a weighted average remaining term of 3.28 years, 2) 2,586,454 outstanding restricted stock units and performance share units, and 3) 897,885 shares remaining available for grant under the Plan.

62  |      2020 Proxy Statement

QUESTIONS & ANSWERS ON VOTING PROCEDURES

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Holders of record of our common stock as of the close of business on the Record Date, March 9, 2020, may vote at the Annual Meeting. Each share is entitled to one vote. 73,755,692 shares were outstanding on the Record Date.

When were the enclosed solicitation materials first given to stockholders?

The 2019 annual report, as filed with the SEC, and proxy card, together with the Notice of Annual Meeting and Proxy Statement, were first made available over the Internet to stockholders on or about March 26, 2020. A Notice of Internet Availability of Proxy Materials, indicating how to access our proxy materials over the Internet, was first sent or given to stockholders on the same date.

Why were the proxy materials made available to stockholders over the Internet?

We are taking advantage of a rule adopted by the SEC that permits us to furnish proxy materials to stockholders over the Internet. By furnishing this Notice of Internet Availability of Proxy Materials in lieu of mailing our proxy materials, we are lowering the costs and reducing the environmental impact of our Annual Meeting. You may request to receive a paper copy of the proxy materials by following procedures set forth in the Notice of Internet Availability of Proxy Materials. If a paper copy is requested, stockholders should expect to receive it within several days.

The Notice of Internet Availability of Proxy Materials directs stockholders to the website where you will log in using your unique control number. On this website, you will be able to view our Proxy Statement and 2019 annual report. You may also cast your vote in a secure manner on the same website.

Who can attend the Annual Meeting?

All stockholders as of the Record Date may attend the Annual Meeting in person.

You will need proof of ownership of our common stock as of the Record Date to enter the Annual Meeting. If you hold shares directly in your name as a stockholder of record, you must present any of the following as proof of ownership in order to gain admission to the meeting:

■	the Notice of Internet Availability of Proxy Materials;
■	if you voted using a paper proxy card, the portion of your proxy card to be kept and not submitted with your vote; or
■	if you received an email indicating that the proxy materials are available on the Internet, you may print the email containing your control number.

If your shares are registered or held in the name of your broker, bank or other nominee, your shares are held in “street name.” Please note that if you hold your shares in street name, you will also need to bring proof of your ownership of our common stock as of the Record Date, such as a copy of a bank or brokerage statement.

Please note that you also may be asked to present valid picture identification, such as a driver’s license or passport.

Because seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices is not permitted at the Annual Meeting.

What is a quorum of stockholders?

A quorum is the presence at the Annual Meeting, in person or by proxy, of holders of a majority of the shares of our common stock entitled to vote, including abstentions and broker non -votes (as described below). Because there were 73,755,692 shares of our common stock outstanding on the Record Date, the presence of holders of 36,877,846 shares is a quorum. We must have a quorum to conduct business at the Annual Meeting.

What is a proxy?

A proxy is another person that you authorize to vote on your behalf. We ask stockholders to instruct the proxy how to vote so that all shares of common stock may be voted at the Annual Meeting, regardless of whether the holders attend the meeting in person.

    2020 proxy statement  |  63

QUESTIONS & ANSWERS ON VOTING PROCEDURES

What vote is required to approve each proposal?

Proposal	Vote Required	Board’s Recommendation
(Proposal No.1) Election of Directors	The affirmative vote of a number of votes cast FOR a Director nominee that exceeds the number of votes cast AGAINST that nominee)	FOR all nominees

(Proposal No. 2) Advisory vote to approve executive compensation (say-on-pay)	The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter	FOR the compensation of our named executive officers

(Proposal No. 3) Advisory vote on the frequency of future advisory votes to approve executive compensation (say-when-on-pay)	The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter	For advisory votes to occur every ONE YEAR

(Proposal No. 4) Ratification of Grant Thornton as our independent registered public accounting firm for 2020	The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter	FOR the ratification of Grant Thornton LLP as our independent registered public accounting firm for 2020

(Proposal No. 5) Approval of our Second Amended and Restated 2011 Incentive Compensation Plan	The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter	FOR the approval of our Second Amended and Restated 2011 Incentive Compensation Plan

What are my choices for casting my vote on each matter to be voted on, and what is the effect of each possible vote?

Voting Options for Each Proposal - 2020 Proxy
Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
(Proposal No.1) Election of Directors	FOR, AGAINST OR ABSTAIN	No effect — not counted as a “vote cast”	No	No effect

(Proposal No. 2) Advisory vote to approve executive compensation (say-on-pay)	FOR, AGAINST OR ABSTAIN	Treated as a vote AGAINST the proposal	No	No effect

(Proposal No. 3) Advisory vote on the frequency of future advisory votes to approve executive compensation (say-when on-pay)	ONE YEAR, TWO YEARS, THREE YEARS OR ABSTAIN	Treated as a vote AGAINST each of the frequency option in the proposal	No	No effect

(Proposal No. 4) Ratification of Grant Thornton as our independent registered public accounting firm for 2020	FOR, AGAINST OR ABSTAIN	Treated as a vote AGAINST the proposal	Yes	Not Applicable

(Proposal No. 5) Approval of our Second Amended and Restated 2011 Incentive Compensation Plan	FOR, AGAINST OR ABSTAIN	Treated as a vote AGAINST the proposal	No	No effect

64  |      2020 proxy statement

QUESTIONS & ANSWERS ON VOTING PROCEDURES

An abstention occurs when a stockholder affirmatively chooses not to vote on a proposal. A broker non-vote occurs when a broker, bank or other nominee who holds shares for another person has not received voting instructions from the beneficial owner of the shares, and under NYSE rules, does not have discretionary authority to vote on a matter in the absence of such instructions. The matter covered by Proposal No. 4 is considered a routine matter under the rules of the NYSE for which broker discretionary voting is allowed. Therefore, if your shares are held on your behalf by a broker, bank or other nominee and you do not vote on this proposal, your broker, bank or other nominee may choose to vote for you or leave your shares unvoted on this proposal. NYSE rules, however, do not permit brokers, banks or other nominees to vote their clients’ shares on certain other matters considered to be non-routine, such as the matters set forth in Proposal Nos. 1, 2, 3, and 5 unless they have received voting instructions from their clients on these proposals. Therefore, if your shares are held in street name and you do not vote on Proposal Nos. 1, 2, 3, and 5, your shares will remain unvoted on these proposals. If, however, you hold your shares in street name and you properly submit a voting instruction form to your broker, bank or other nominee that is signed but unmarked with respect to your vote on Proposal Nos. 1, 2, 3, and 5, NYSE rules will generally permit your broker, bank or other nominee to vote your shares on these proposals in accordance with the recommendations of the Board as set forth in this Proxy Statement.

If your shares are held in street name, you will receive from your broker, bank or other nominee a Notice of Internet Availability of Proxy Materials instructing you how to vote your shares or, if you have elected to receive the proxy materials in paper, a full package of proxy materials for the Annual Meeting, including a voting instruction form to vote your shares. Your broker, bank or other nominee may permit you to provide voting instructions by telephone or by the Internet. Please follow the voting instructions provided by your broker, bank or other nominee. Unless you give other instructions when you vote, the persons named as proxies, Bryan A. Shinn and Stacy Russell, will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

We have not received any notice of other business to come before the Annual Meeting by the deadline prescribed by Rule 14a-4(c)(1) under the Exchange Act, and we do not otherwise expect any other business to properly come before the Annual Meeting; however, if any other business should properly come before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

How do I vote if I am a stockholder of record?

You must be present in person, or represented by proxy, at the Annual Meeting to vote your shares. You may vote your shares in the following ways:

By Internet
To access your online proxy card, please visit the website listed on your Notice of Internet Availability of Proxy Materials, or the paper proxy card if you received one, and follow the on-screen instructions. You will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card. If you vote by Internet, you do not need to mail your proxy card.

By Telephone
To vote your shares by telephone, please call the phone number listed on your paper proxy card, if you received one, and follow the instructions. You will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card. If you vote by telephone, you do not need to mail your proxy card.

By Mail
I If you received a paper proxy card, to vote your shares by mail, please follow the instructions on the proxy card. If you vote your shares by mail, please sign and date your proxy card and mail it in the pre-addressed, postage-paid envelope. If you do not sign your proxy card, your votes cannot be counted.

In Person	To ensure your shares are represented, we ask that you vote your proxy by telephone, Internet or mail, even if you plan to attend the meeting.

If you plan to attend the Annual Meeting in person and need directions to the meeting site, please contact Investor Relations (phone: 281-258-2170).

    2020 proxy statement  |  65

QUESTIONS & ANSWERS ON VOTING PROCEDURES

Can I vote by proxy even if I plan to attend the Annual Meeting?

Yes. If you vote by proxy and decide to attend the Annual Meeting, you do not need to fill out a ballot at the meeting, unless you want to change your vote.

Why might I receive more than one Notice of Internet Availability of Proxy Materials or proxy card? Should I vote on each Notice and proxy card I receive?

First, you may have various accounts with us that are registered differently, perhaps in different names or with different social security or federal tax identification numbers. Second, you may also own shares indirectly through your broker, bank or other nominee. In that case, your broker, bank or other nominee will send you a voting instruction form for these shares. You should vote on each Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form you receive in accordance with the instructions set forth in those documents.

Can I receive future proxy materials electronically?

Yes, to receive future proxy materials over the Internet, please visit our transfer agent, Broadridge Corporate Issuer Solutions, Inc., at www.proxyvote.com and follow the instructions to consent to the electronic delivery of our proxy materials. If you hold your shares in street name, please check the information provided by your broker, bank or other nominee concerning the availability of this service.

How do I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the Annual Meeting by:

■	notifying our Corporate Secretary in writing at 24275 Katy Freeway, Suite 600, Katy, Texas 77494, that you are changing your vote;
■	providing subsequent internet or telephone voting instructions;
■	completing and sending in another proxy card with a later date; or
■	attending the Annual Meeting and voting in person.

If you hold your shares through a broker, bank or other nominee, you should contact your broker, bank or other nominee for instructions on how to change your vote or revoke your proxy.

Who is soliciting my proxy, how is it being solicited, and who pays the cost?

U.S. Silica, on behalf of the Board, through its Directors, officers and employees for no additional compensation, is soliciting proxies. Proxies may be solicited in person, or by mail, Internet, or telephone. We pay the cost of soliciting proxies. Although we have not engaged employees for the specific purpose of soliciting proxies or a proxy solicitation firm to assist us in soliciting proxies, we may elect to engage and pay the cost of such employees or such a proxy solicitation firm at any time.

66  |      2020 proxy statement

SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR

For inclusion in next year’s proxy statement

Any stockholder who desires to include a proposal in our proxy statement for our 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) must deliver it so that it is received by November 26, 2020 if the 2021 Annual Meeting is held between April 7, 2021 and June 6, 2021 or, if the 2021 Annual Meeting is not held within these dates, a reasonable time before we begin to print and send our proxy materials for the 2021 Annual Meeting. Additionally, a stockholder must meet all requirements under the rules of the SEC necessary to have a proposal included in our proxy statement.

For presentation at the 2021 Annual Meeting

Under our bylaws, any stockholder who wants to propose a nominee for election as a Director, or to present any other proposal, at the 2021 Annual Meeting of Stockholders must deliver the proposal so it is received no later than February 6, 2021 and no earlier than January 7, 2021. Under our bylaws, however, if the date of the 2021 Annual Meeting is changed so that it is more than 30 days earlier or later than May 7, 2021, any such proposals must be delivered by the later of (1) 10 days following the day on which we first publicly announce the date of the 2021 Annual Meeting or (2) the date that is 90 days prior to the 2021 Annual Meeting. Additionally, a stockholder must meet all other requirements set forth in our bylaws in order to have its proposal or Director nominee presented at the meeting. If we comply and a stockholder submitting a proposal or Director nominee as described above does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, then we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or Director nomination.

Any such proposals or Director nominations must be sent, in writing, to the Corporate Secretary, U.S. Silica Holdings, Inc., 24275 Katy Freeway, Suite 600, Katy, Texas 77494.

HOUSEHOLDING

SEC rules permit us to deliver a single copy of an annual report, proxy statement and Notice of Internet Availability of Proxy Materials to any household at which two or more stockholders reside unless we have received contrary instructions from one or more of the stockholders. This benefits both you and U.S. Silica because it eliminates duplicate mailings and reduces our printing and mailing costs. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by phone at (800) 579-1639, online at www.proxyvote.com, by email at sendmaterial@proxyvote.com, or by writing to U.S. Silica c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 and a duplicate set will promptly be delivered to you. If you have received multiple copies of our proxy materials and would prefer to receive a single copy in future years, please follow the instructions set forth above or, if you hold your stock in street name, please contact your broker directly to discontinue duplicate mailings to your household.

    2020 proxy statement  |  67

ANNEX A

[As proposed to be amended May 7, 2020. Deletions are marked as stricken text and additions are marked with an underline]

SECOND AMENDED AND RESTATED
U.S. SILICA HOLDINGS, INC.

2011 INCENTIVE COMPENSATION PLAN

(As amended and restated effective February 1, 2020)

ARTICLE I

PURPOSE

The purpose of this Second Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XV.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1   “Acquisition Event” has the meaning set forth in Section 4.2(d).

2.2   “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

2.3   “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Award or Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.4   “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.

2.5   “Board” means the Board of Directors of the Company.

2.6   “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s, dishonesty, fraud, moral turpitude, willful misconduct or refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity, as determined by the Committee in its sole discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7   “Change in Control” has the meaning set forth in Section 11.2.

2.8   “Change in Control Price” has the meaning set forth in Section 11.1(b).

2.9   “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10   “Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.

2.11   “Common Stock” means the common stock, $0.01 par value per share, of the Company.

2.12   “Company” means U.S. Silica Holdings, Inc., a Delaware corporation, and its successors by operation of law.

2.13   “Consultant” means any natural person who is an advisor or consultant to the Company or its Affiliates.

2.14   “Detrimental Activity” means, unless otherwise determined by the Committee, in the applicable Award Agreement: (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company’s or its Affiliate’s business, without written authorization from the Company, of any confidential information, trade secrets or proprietary information, relating to the business of the Company or its Affiliates that is acquired by a Participant prior to the Participant’s Termination; (b) activity while employed or performing services that results, or if known could result, in the Participant’s Termination that is classified by the Company as a termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant’s employment by, consultancy for, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit in a competitive manner any customer or prospective customer of the Company or its Affiliates at the time of a Participant’s Termination, without, in all cases, written authorization from the Company; (e) the Participant’s Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or the rendering of services to such organization or business if such organization or business is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates provided, however, that competitive activities shall only be those competitive with any business unit or Affiliate of the Company with regard to which the Participant performed services at any time within the two years prior to the Participant’s Termination; or (g) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation agreement). For purposes of sub-sections (a), (c), (d) and (f) above, the General Counsel or the Chief Executive Officer of the Company shall have authority to provide the Participant, except for himself or herself, with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

2.15   “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.16   “Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.17   “Effective Date” means the effective date of the Plan as defined in Article XV.

2.18    “Eligible Employee” means each employee of the Company or an Affiliate.

2.19   “Eligible Individual” means an Eligible Employee, Non-Employee Director or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.

2.20   “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.21   “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.22   “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8.

2.23   “Full Value Award” means any Award other than a Stock Option or Stock Appreciation Right, which is settled through the issuance of shares of Common Stock.

2.24   “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.25   “Lead Underwriter” has the meaning set forth in Section 14.20.

2.26   “Lock-Up Period” has the meaning set forth in Section 14.20.

2.27   “Merger Event” has the meaning set forth in Section 4.2(b).

2.28   “Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.

2.29   “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.30   “Non-Tandem Stock Appreciation Right” shall mean the right to receive an amount in cash and/or stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.31   “Other Cash-Based Award” means an Award granted pursuant to Section 10.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

2.32   “Other Extraordinary Event” has the meaning set forth in Section 4.2(b).

2.33   “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

2.34   “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.35   “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.

2.36   “Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.

2.37   “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more of the performance goals set forth in Exhibit A hereto.

2.38    “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

2.39   “Plan” means this Second Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan, as amended from time to time.

2.40   “Reference Stock Option” has the meaning set forth in Section 7.1.

2.41   “Restricted Stock” means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article VIII.

2.42   “Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.

2.43   “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.44   “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable treasury regulations thereunder.

2.45   “Section 4.2 Event” has the meaning set forth in Section 4.2(b).

2.46   “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.

2.47   “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.48   “Share Authorization” has the meaning set forth in Section 4.1(a).

2.49   “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.

2.50   “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Individuals granted pursuant to Article VI.

2.51   “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.52   “Tandem Stock Appreciation Right” shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

2.53   “Ten Percent Stockholder” means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.54   “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.55   “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.

2.56   “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.57   “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.

2.58   “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1   The Committee. The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, (b) an “outside director” under Code Section 162(m) and (c) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify. In the event that any member of the Committee does not qualify as a “non-employee director” for purposes of Section 16 of the Exchange Act, then all compensation that is intended to be exempt from Section 16 will also be approved by the Board or a subcommittee made up of members of the Board who qualify as non-employee directors. In the event that any member of the Committee does not qualify as an “outside director” for purposes of Section 162(m) of the Code, then all performance-based compensation that is intended to be exempt from Section 162(m) of the Code will also be approved by a subcommittee made up of members of the Board who qualify as outside directors.

3.2   Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Individuals: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Awards; (v) Other Stock-Based Awards; and (vi) Other Cash-Based Awards. In particular, the Committee shall have the authority:

(a)   to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;

(b)    to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;

(c)   to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)   to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

(f)   to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);

(g)   to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(h)   to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(i)   to modify, extend or renew an Award, subject to Article XII and Section 6.4(l), provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and

(j)   solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.

3.3   Guidelines. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions.

Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3, and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4   Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5   Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6   Designation of Consultants/Liability.

(a)   The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)   The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

ARTICLE IV

SHARE LIMITATION

4.1   Shares. (a)   Subject to any increase or decrease pursuant to Section 4.2, the aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 10,025,000 shares (the “Share Authorization”). Subject to any increase or decrease pursuant to Section 4.2, the aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall not exceed 6,300,000 shares. The shares may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The full number of Stock Appreciation Rights granted that are to be settled in Common Stock shall be counted against the number of shares of Common Stock available for award under the Plan, regardless of the number of shares of Common Stock actually issued upon settlement of such Stock Appreciation Rights. If any Option, Stock Appreciation Right or Other Stock-Based Award granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If a

Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. Any shares of Common Stock tendered or withheld to satisfy tax withholding obligations on an Award issued under the Plan, shares of Common Stock tendered or withheld to pay the exercise price of an Award under the Plan, and shares of Common Stock repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be again available for grant under this Plan.

(b)   Limit on Full Value Awards. To the extent that a share of Common Stock is issued pursuant to the grant or exercise of a Full Value Award, it shall reduce the Share Authorization by 1.35 shares of Common Stock; and, to the extent that a share of Common Stock is issued pursuant to the grant or exercise of an Award other than a Full Value Award, it shall reduce the Share Authorization by one (1) share of Common Stock.

(c)   Individual Participant Limitations. To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Participant limitations shall apply:

(i)   The maximum number of shares of Common Stock subject to any Award of Stock Options, or Stock Appreciation Rights, or shares of Restricted Stock, or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) which may be granted under the Plan during any fiscal year of the Company to any Participant shall be one million five hundred thousand (1,500,000) shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed one million five hundred thousand (1,500,000) shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Participant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii)   There are no annual individual share limitations applicable to Participants on Restricted Stock or Other Stock-Based Awards for which the grant, vesting or payment (as applicable) of any such Award is not subject to the attainment of Performance Goals.

(iii)   The maximum number of shares of Common Stock subject to any Performance Award which may be granted under the Plan during any fiscal year of the Company to any Participant shall be one million five hundred thousand (1,500,000) shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company.

(iv)   The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Participant shall be seven million five hundred thousand dollars ($7,500,000).

(v)   The individual Participant limitations set forth in this Section 4.1(c) (other than Section 4.1(c)(iii)) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant during a fiscal year are not covered by an Award to such Participant in a fiscal year, the number of shares of Common Stock available for Awards to such Participant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

(d)   Annual Non-Employee Director Award Limitation. The aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted under the Plan to any individual Non-Employee Director in any fiscal year of the Company (excluding Awards made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers and any stock dividends payable in respect of outstanding Awards) shall not exceed $500,000.

4.2    Changes.

(a)   The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)   Subject to the provisions of Section 4.2(d), in the event of a dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property) other than regular cash dividends, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, Change in Control or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan (a “Section 4.2 Event”), the Committee shall equitably adjust (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan, (ii) the maximum share limitation applicable to each type of Award that may be granted to any individual participant in any calendar year, (iii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iv) the exercise price with respect to any Stock Option or any Stock Appreciation Right. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. If the Company enters into or is involved in any merger, reorganization, Change in Control or other business combination with any person or entity (a “Merger Event”), the Committee may, prior to such Merger Event and effective upon such Merger Event, take such action as it deems appropriate, including, but not limited to, replacing Awards with substitute Awards in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Awards granted hereunder as of the date of the consummation of the Merger Event. Upon receipt by any affected Participant of any such substitute Award (or payment) as a result of any such Merger Event, such Participant’s affected Awards for which such substitute Awards (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event or Merger Event (an “Other Extraordinary Event”), then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no rights by reason of any Section 4.2 Event, Merger Event, or any Other Extraordinary Event.

(c)   Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d)   In the event of a Merger Event in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as an “Acquisition Event”), then the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Awards that provide for a Participant elected exercise, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 10 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Awards that are then outstanding and vested as of such exercised date, but any such exercise may be indicated as contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, any such notice and contingent exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XI shall apply.

4.3    Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY

5.1   General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2   Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.3   General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.

5.4   Minimum Vesting Requirements. The minimum vesting period for any Award shall be one (1) year from the date of grant.

ARTICLE VI

STOCK OPTIONS

6.1   Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2    Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.

6.3   Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

6.4   Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)   Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of ~~an~~

~~Incentive~~ a Stock Option shall be at least equal to 100% (or, in the case of a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant except as may otherwise be permitted under this Plan with respect to Awards provided in substitution for outstanding awards granted by a business entity acquired by the Company, in accordance with Section 409A of the Code. ~~To the extent that a Stock Option is granted with an exercise price that is less than 100% of the Fair Market Value of the Common Stock at the time of grant, such Stock Option will be intended to comply with the requirements of Section 409A of the Code, and the Committee shall take such requirements into account when approving any such grant.~~

(b)   Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)   Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.4, and subject to Section 5.4, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised). Unless otherwise determined by the Committee at the time of grant, the Option agreement shall provide that (i) in the event that the Participant engages in Detrimental Activity prior to any exercise of the Stock Option (whether vested or unvested), all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event that the Participant engages in Detrimental Activity during the one-year period commencing on the date that the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d)   Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 6.4(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, having the Company withhold shares of Common Stock issuable upon exercise of the Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.

(e)   Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence

(i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award Agreement.

(f)   Termination by Death or Disability. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of one year from the date of such Termination (or in the case of death, by the legal representative of the Participant’s estate), but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the case of a Termination due to Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

(g)   Involuntary Termination Without Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h)   Voluntary Termination. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6.4(i)(y) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(i)   Termination for Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6.4(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(j)   Unvested Stock Options. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(k)   Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l)   Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2) nor may any cash payment be made for a surrendered Option, unless such action is approved by the stockholders of the Company.

(m)   Deferred Delivery of Common Stock. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award Agreement, which shall be intended to comply with the requirements of Section 409A of the Code.

(n)   Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1   Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2   Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

(a)   Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant. To the extent that a Stock Appreciation Right is granted with an exercise price that is less than 100% of the Fair Market Value of the Common Stock at the time of grant, such Stock Appreciation Right will be intended to comply with the requirements of Section 409A of the Code, and the Committee shall take such requirements into account when approving any such grant.

(b)   Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent that the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)   Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).

(d)   Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the

Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.

(e)   Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares of Common Stock in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(f)   Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g)    Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of the Plan.

7.3   Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.

7.4   Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

(a)   Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)   Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c)   Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 7.4, and subject to Section 5.4, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised).

Unless otherwise determined by the Committee at grant, the Award Agreement shall provide that (i) in the event that the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event that the Participant engages in Detrimental Activity during the one-year period commencing on the date the Non-Tandem Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d)   Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 7.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e)   Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.

(f)   Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination in accordance with the provisions of Sections 6.4(f) through 6.4(j).

(g)   Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5   Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award Agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights.

7.6   No Repricings or Cash Buyouts of Stock Appreciation Rights. Notwithstanding the foregoing, an outstanding Stock Appreciation Right may not be modified to reduce the exercise price thereof nor may a new Stock Appreciation Right at a lower price be substituted for a surrendered Stock Appreciation Right (other than adjustments or substitutions in accordance with Section 4.2) nor may any cash payment be made for a surrendered Stock Appreciation Right, unless such action is approved by the stockholders of the Company.

ARTICLE VIII

RESTRICTED STOCK

8.1   Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule (subject to Section 5.4) and rights to acceleration thereof, and all other terms and conditions of the Awards.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event that the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals) or such other factor as the Committee may determine in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

8.2   Awards and Certificates. Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)    Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)    Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)   Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Second Amended and Restated U.S. Silica Holdings, Inc. (the “Company”) 2011 Incentive Compensation Plan (the “Plan”) and an Agreement entered into between the registered owner and the Company dated                            . Copies of such Plan and Agreement are on file at the principal office of the Company.”

(d)   Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

8.3   Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a)   Restriction Period. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(ii)   If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

(b)   Rights as a Stockholder. Except as provided in Section 8.3(a) and this Section 8.3(b) and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to vote such shares, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares, and the right to receive all dividends and other distributions paid with respect to the Restricted Stock, provided that such dividends or other distributions will be subject to the same vesting requirements as the underlying Restricted Stock and shall be paid at the time the Restricted Stock becomes vested. If dividends or distributions are paid in shares of Common Stock, such shares shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c)   Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(d)   Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares, if any, shall be delivered to the Participant, unless the Committee elects to use another system, such as book entries by the transfer agent. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

PERFORMANCE AWARDS

9.1   Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. The Committee may grant Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, as well as Performance Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Article VIII. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve.

Unless otherwise determined by the Committee at grant, each Performance Award shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of the Performance Award, the Committee may direct (at any time within one year thereafter) that all of the unvested portion of the Performance Award shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain that the Participant realized from any Performance Award that had vested in the period referred to above.

With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall condition the right to payment of any Performance Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c).

9.2   Terms and Conditions. Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)   Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Award that has been earned.

(b)   Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

(c)   Objective Performance Goals, Formulae or Standards. With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d)   Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.

(e)   Payment. Following the Committee’s determination in accordance with Section 9.2(a), the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Awards and/or subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f)   Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(g)   Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.

ARTICLE X

OTHER STOCK-BASED AND CASH-BASED AWARDS

10.1   Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the grant or vesting of such Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

10.2   Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a)   Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)   Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

(c)   Vesting. Subject to Section 5.4, any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(d)   Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

10.3   Other Cash-Based Awards. The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

10.4   Detrimental Activity. Unless otherwise determined by the Committee at grant, the Award Agreement shall provide that (i) in the event that the Participant engages in Detrimental Activity prior to any exercise, distribution or settlement of any Other Stock-Based Award and/or Other Cash-Based Award, such Other Stock-Based Awards and/or Other Cash-Based Awards held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise, distribution or settlement of an Other Stock-Based Award and/or Other Cash-Based Award, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event that the Participant engages in Detrimental Activity during the one-year period commencing on the date of exercise, distribution, or settlement of an Other Stock-Based Award and/or Other Cash-Based Award, the Company shall be entitled to recover from the Participant at any time within one year after such exercise, settlement, or distribution, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise, distribution or settlement (whether at the time of exercise, distribution or settlement or thereafter).

ARTICLE XI

CHANGE IN CONTROL PROVISIONS

11.1   Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Awards shall not vest and a Participant’s Awards shall be treated in accordance with one of the following methods as determined by the Committee:

(a)   Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof in a manner consistent with the requirements of Section 409A of the Code, as determined by the Committee, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(b)   The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess (if any) of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 11.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c)   Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award in connection with a Change of Control of the Company.

11.2   Change in Control. Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur if:

(a)   any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(b)   during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section 11.2 or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)   a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the

Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 11.2(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(d)   a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of any such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

ARTICLE XII

TERMINATION OR AMENDMENT OF PLAN

12.1   Termination or Amendment. Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(c) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.4; (vi) alter the Performance Goals for Restricted Stock, Performance Awards or Other Stock-Based Awards as set forth in Exhibit A hereto; (vii) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award, except in accordance with Section 6.4(l); or (viii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XIII

UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.

ARTICLE XIV

GENERAL PROVISIONS

14.1   Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.2   Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

14.3   No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

14.4   Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

14.5   No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

14.6   Listing and Other Conditions.

(a)   Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)   If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)   Upon termination of any period of suspension under this Section 14.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)   A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

14.7   Stockholders Agreement and Other Requirements. Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Award under the Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder’s agreement or such other documentation that shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, and such other terms as the Board or Committee shall from time to time establish. Such stockholder’s agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder agreement (or other agreement).

14.8   Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

14.9   Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

14.10   Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

14.11   Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.12   Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

14.13   No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

14.14   Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

14.15   Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

14.16   Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of his or her separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable thereafter to the extent permitted under Section 409A of the Code.

14.17   Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

14.18   Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

14.19   Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

14.20   Lock-Up Agreements. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-Up Period.

14.21   Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

14.22   Section 162(m) of the Code. Notwithstanding any other provision of the Plan to the contrary, the provisions of the Plan requiring compliance with Section 162(m) of the Code shall not apply to Awards granted under the Plan that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

14.23   Company Recoupment of Awards. A Participant’s rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (ii) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.

ARTICLE XV

EFFECTIVE DATE OF PLAN

The Plan shall become effective at 12:01 a.m. Eastern Time on ~~May 7, 2015~~ February 1, 2020, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

ARTICLE XVI

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based compensation” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals are re-approved (or other designated Performance Goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals.

ARTICLE XVII

NAME OF PLAN

This Plan shall be known as the “Second Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan.”

EXHIBIT A

PERFORMANCE GOALS

To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of Awards intended to be “performance-based compensation” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals:

•	earnings per share;
•	operating income;
•	gross income;
•	net income (before or after taxes);
•	cash flow;
•	gross profit;
•	gross profit return on investment;
•	gross margin return on investment;
•	gross margin;
•	operating margin;
•	working capital;
•	earnings before interest and taxes;
•	earnings before interest, tax, depreciation and amortization;
•	return on equity;
•	return on assets;
•	return on capital;
•	return on invested capital;
•	net revenues;
•	gross revenues;
•	revenue growth;
•	net revenues by segment;
•	revenue growth by segment;
•	overall contribution margin;
•	contribution margin growth;
•	contribution margin by segment;
•	sales or market share;
•	total shareholder return;
•	economic value added;
•	specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;
•	the fair market value of a share of Common Stock;

•	the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends;
•	reduction in operating expenses;
•	volume growth by segment;
•	overall volume growth;
•	price growth by segment;
•	overall price growth;
•	reduction in variable costs;
•	reduction in fixed costs;
•	asset productivity;
•	cost per ton;
•	output per employee;
•	logistics efficiency; or
•	customer acquisitions.

With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

(a)   restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Standards Codification 225-20, “Extraordinary and Unusual Items,” and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(b)   an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(c)   a change in tax law or accounting standards required by generally accepted accounting principles.

Performance goals may also be based upon individual participant performance goals, as determined by the Committee, in its sole discretion. In addition, Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on the performance goals set forth herein or on such other performance goals as determined by the Committee in its sole discretion.

In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a)   designate additional business criteria on which the performance goals may be based; or

(b)   adjust, modify or amend the aforementioned business criteria.

SECOND AMENDED AND RESTATED

U.S. SILICA HOLDINGS, INC.

2011 INCENTIVE COMPENSATION PLAN

U.S. SILICA HOLDINGS, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/06/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/06/2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

	For	Against	Abstain
1A. Peter Bernard	☐	☐	☐
1B. Diane K. Duren	☐	☐	☐
1C. William J. Kacal	☐	☐	☐
1D. Bonnie C. Lind	☐	☐	☐
1E. Charles Shaver	☐	☐	☐
1F. Bryan A. Shinn	☐	☐	☐
1G. J. Michael Stice	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
3. Advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4 and 5.

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 4 and 5 and 1 YEAR for item 3. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000446623_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K is/are available at www.proxyvote.com

U.S. SILICA HOLDINGS, INC.
Annual Meeting of Stockholders
May 7, 2020 9:00 AM Central Time
This proxy is solicited on behalf of the Board of Directors

The Stockholder(s) hereby appoint(s) Bryan A. Shinn and Stacy Russell or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of U.S. SILICA HOLDINGS, INC. that the Stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Central Time on May 7, 2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed by the Stockholder(s). If no such directions are made, this proxy will be voted FOR the election of the Nominees listed on the reverse side for the Board of Directors, and FOR Proposals 2, 4, and 5 and for 1 YEAR for Proposal 3.

Address change:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000446623_2 R1.0.1.18